As filed with the Securities and Exchange
                  Commission on January 30, 2004

                                              File Nos. 33-7812
                                                        811-04791

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                   Pre-Effective Amendment No.


                Post-Effective Amendment No. 32        X

                              and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940

                        Amendment No. 34           X


          ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.
        (Exact Name of Registrant as Specified in Charter)


      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code:
                          (800) 221-5672


                          MARK R. MANLEY
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York l0105
             (Name and address of agent for service)


                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

 X      immediately upon filing pursuant to paragraph (b)
-----
_____   on (date) 2004 pursuant to paragraph (b)
_____   60 days after filing pursuant to paragraph (a)
_____   on (date) pursuant to paragraph (a)
_____   75 days after filing pursuant to paragraph (a)(2)
_____   on (date) pursuant to paragraph (a)(2) of Rule 485.

[LOGO]AllianceBernstein(SM)
      Investment Research and Management


AllianceBernstein
Municipal Income Portfolios


Prospectus -- February 2, 2004



The AllianceBernstein Municipal Income Portfolios seek to provide the highest level of income exempt from federal and state tax that is available without assuming undue risk.


    AllianceBernstein Municipal Portfolios

    >   National Portfolio
    >   Insured National Portfolio
    >   California Portfolio
    >   Insured California Portfolio
    >   Arizona Portfolio
    >   Florida Portfolio
    >   Massachusetts Portfolio
    >   Michigan Portfolio
    >   Minnesota Portfolio
    >   New Jersey Portfolio
    >   New York Portfolio
    >   Ohio Portfolio
    >   Pennsylvania Portfolio
    >   Virginia Portfolio

    AllianceBernstein Intermediate Municipal Portfolios

    >   Intermediate Diversified Municipal Portfolio
    >   Intermediate California Municipal Portfolio
    >   Intermediate New York Municipal Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            Page

RISK/RETURN SUMMARY .......................................................    3

Investment Objectives, and Principal Policies
   and Risks ..............................................................    4
Performance and Bar Chart Information .....................................    5
Summary of Principal Risks ................................................   22

FEES AND EXPENSES OF THE PORTFOLIOS .......................................   23

SALES CHARGE REDUCTION PROGRAMS ...........................................   27

PURCHASE AND SALE OF SHARES ...............................................   27

How The Portfolios Value Their Shares .....................................   27
How To Buy Shares .........................................................   28
How To Exchange Shares ....................................................   30
How To Sell Shares ........................................................   30

DISTRIBUTION ARRANGEMENTS .................................................   30

GLOSSARY ..................................................................   32

DESCRIPTION OF THE PORTFOLIOS .............................................   33
Investment Objectives .....................................................   33
Principal Policies ........................................................   33
Description of Additional Investment Practices ............................   36
Additional Risk Considerations ............................................   41

MANAGEMENT OF THE PORTFOLIOS ..............................................   42

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   44

GENERAL INFORMATION .......................................................   45

FINANCIAL HIGHLIGHTS ......................................................   47


The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Municipal Income Portfolios. The AllianceBernstein Municipal Portfolios and the AllianceBernstein Intermediate Municipal Portfolios are together referred to in this Prospectus as the "Portfolios." You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment policies, principal risks and fees. The Summary includes a short discussion of some of the principal risks of investing in each Portfolio. A further discussion of these and other risks begins on page 22.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

INVESTMENT OBJECTIVES AND
PRINCIPAL POLICIES AND RISKS

Investment Objectives

AllianceBernstein Municipal Portfolios:

The investment objective of each AllianceBernstein Municipal Portfolio, except the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described in this Prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal income tax as is consistent with preservation of capital.

AllianceBernstein Intermediate Municipal Portfolios:


The investment objective of each AllianceBernstein Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).


Principal Policies

AllianceBernstein Municipal Portfolios:

Each AllianceBernstein Municipal Portfolio pursues its objective by investing principally in high-yielding, predominantly medium quality, municipal securities with interest that is exempt from federal income tax, although these securities may pay interest that is subject to the federal Alternative Minimum tax ("AMT") for certain taxpayers. The Insured National Portfolio and the Insured California Portfolio invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT ("AMT-Exempt bonds") whereas the other AllianceBernstein Municipal Portfolios may invest without limit in municipal securities paying interest subject to AMT ("AMT-Subject bonds"). The average weighted maturity of the securities in each AllianceBernstein Municipal Portfolio will normally range between 10 and 30 years.


Each of the AllianceBernstein Municipal Portfolios that invest in a named state (the "State Portfolios") pursues its objective by investing principally in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax. In addition, each State Portfolio is non-diversified.


Each of the Insured National Portfolio and the Insured California Portfolio also pursues its objective by investing primarily in insured securities.

Each AllianceBernstein Municipal Portfolio also may invest in:

o zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and

o     derivatives, such as options, futures, forwards, and swap transactions.

AllianceBernstein Intermediate Municipal Portfolios:

Each AllianceBernstein Intermediate Municipal Portfolio pursues its objective by investing principally in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. Each of the Intermediate New York Municipal Portfolio and the Intermediate California Municipal Portfolio (the "Intermediate State Portfolios") also principally invests in a portfolio of municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. Each AllianceBernstein Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each Intermediate State Portfolio is non-diversified.

Each AllianceBernstein Intermediate Municipal Portfolio also may invest in:

o lower-rated fixed-income securities (securities rated BB or B by national rating agencies); and

o     derivatives, such as options, futures, forwards and swap transactions.

Principal Risks: The principal risks of investing in each Portfolio are interest rate risk, credit risk, municipal market risk and derivatives risk. In addition, the State Portfolios and Intermediate State Portfolios are subject to non-diversification risk. These risks are described below.

PERFORMANCE AND BAR CHART INFORMATION


For each Portfolio, the performance table shows the Portfolio's average annual total returns before and (for Class A shares) after taxes and the bar chart shows the Portfolio's annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:


o how the Portfolio's average annual total returns, before and (for Class A shares) after taxes, for one, five and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).


A Portfolio's past performance, before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in a Portfolio.


National Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                  1         5         10
                                                Year      Years      Years
--------------------------------------------------------------------------------
Class      Return Before Taxes                  2.87%     2.99%     4.51%
A**        ---------------------------------------------------------------------
           Return After Taxes
             on Distributions                   2.77%     2.90%     4.38%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                             3.61%     3.20%     4.50%
--------------------------------------------------------------------------------
Class B    Return Before Taxes                  3.67%     3.19%     4.52%
--------------------------------------------------------------------------------
Class C    Return Before Taxes                  5.67%     3.19%     4.24%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                                           5.31%     5.83%     6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 -9.64%   22.27%   4.33%  10.00%   5.72%  -5.89%   9.77%   4.85%  4.03%   7.41%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00       01     02     03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.35%, 1st quarter, 1995; and Worst Quarter was down -7.66%, 1st quarter, 1994.

Insured National Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                      1          5          10
                                                     Year      Years       Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      2.69%      3.77%      4.95%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       2.69%      3.70%      4.67%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 3.19%      3.78%      4.70%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      3.37%      3.94%      4.97%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      5.48%      3.96%      4.68%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 -9.20%   22.45%   4.60%   9.66%   5.62%  -6.61%  12.05%   4.80%  6.92%   7.20%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00       01     02     03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.33%, 1st quarter, 1995; and Worst Quarter was down -7.29%, 1st quarter, 1994.

California Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                      1           5         10
                                                     Year       Years      Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      0.04%      3.51%      5.01%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                      -0.03%      3.44%      4.96%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 1.65%      3.65%      4.99%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      0.74%      3.68%      5.00%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      2.72%      3.68%      4.71%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-10.10%   23.95%   4.36%  10.89%   6.35%  -3.30%  10.14%   4.07%  7.22%   4.44%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.85%, 1st quarter, 1995; and Worst Quarter was down -7.24%, 1st quarter, 1994.

Insured California Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                       1         5          10
                                                     Year      Years       Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                     -0.48%      4.08%      4.91%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                      -0.55%      3.93%      4.77%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 1.08%      4.01%      4.76%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      0.25%      4.22%      4.90%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      2.24%      4.22%      4.59%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-11.03%   24.16%   2.57%  10.03%   6.12%  -4.73%  14.53%   2.68%  8.60%   3.95%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.90%, 1st quarter, 1995; and Worst Quarter was down -8.75%, 1st quarter, 1994.

Arizona Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                               1            5         Since
                                              Year        Years    Inception**
--------------------------------------------------------------------------------
Class       Return Before Taxes               0.81%       4.17%       6.17%
A***        --------------------------------------------------------------------
            Return After Taxes
              on Distributions                0.81%       4.13%       6.03%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                          2.13%       4.23%       5.97%
--------------------------------------------------------------------------------
Class B     Return Before Taxes               1.54%       4.33%       6.18%
--------------------------------------------------------------------------------
Class C     Return Before Taxes               3.54%       4.35%       5.91%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                         5.31%       5.83%       6.73%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/1/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a    18.11%   5.18%  10.47%   7.29%  -2.42%  10.72%   5.42%  6.79%   5.26%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.18%, 1st quarter, 1995; and Worst Quarter was down -2.74%, 1st quarter, 1996.

Florida Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                       1          5         10
                                                     Year       Years      Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      0.96%      4.19%      5.12%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       0.90%      4.15%      5.10%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 2.30%      4.28%      5.12%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      1.57%      4.35%      5.12%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      3.57%      4.35%      4.82%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 -11.77%  24.37%   4.00%  10.78%   6.22%  -3.81%  10.61%   5.99%  7.86%   5.40%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.73%, 1st quarter, 1995; and Worst Quarter was down -10.14%, 1st quarter, 1994.

Massachusetts Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                             1             5          Since
                                           Year          Years      Inception**
--------------------------------------------------------------------------------
Class        Return Before Taxes           0.31%         3.51%         6.46%
A***         -------------------------------------------------------------------
             Return After Taxes
               on Distributions            0.26%         3.46%         6.22%
             -------------------------------------------------------------------
             Return After Taxes on
               Distributions and
               Sale of Portfolio
               Shares                      1.80%         3.67%         6.18%
--------------------------------------------------------------------------------
Class B      Return Before Taxes           1.00%         3.70%         6.48%
--------------------------------------------------------------------------------
Class C      Return Before Taxes           3.00%         3.70%         6.20%
--------------------------------------------------------------------------------
Lehman       (reflects no
Brothers       deduction for
Municipal      fees, expenses,
Bond           or taxes)
Index                                      5.31%         5.83%         6.80%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 3/29/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a    18.63%   8.00%  11.82%   6.79%  -4.65%  11.93%   4.55%  6.18%   4.74%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 7.69%, 1st quarter, 1995; and Worst Quarter was down -2.54%, 4th quarter, 1999.

Michigan Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                              1             5          Since
                                            Year          Years      Inception**
--------------------------------------------------------------------------------
Class         Return Before Taxes           0.16%         4.64%         6.31%
A*** ---------------------------------------------------------------------------
              Return After Taxes
                on Distributions            0.08%         4.58%         6.00%
              Return After Taxes on
                Distributions and
                Sale of Portfolio
                Shares                      1.60%         4.61%         5.94%
--------------------------------------------------------------------------------
Class B       Return Before Taxes           1.00%         4.85%         6.31%
--------------------------------------------------------------------------------
Class C       Return Before Taxes           2.90%         4.83%         6.03%
--------------------------------------------------------------------------------
Lehman        (reflects no
Brothers        deduction for
Municipal       fees, expenses,
Bond            or taxes)
Index                                       5.31%         5.83%         6.29%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 2/25/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a    24.02%   4.78%  11.49%   6.41%  -2.89%  12.52%   5.91%  8.24%   4.62%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 10.14%, 1st quarter, 1995; and Worst Quarter was down -2.93%, 1st quarter, 1996.

Minnesota Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                       1         5          10
                                                     Year      Years      Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      1.10%      4.23%      4.95%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       1.05%      4.19%      4.91%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 2.21%      4.28%      4.93%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      1.87%      4.38%      4.95%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      3.97%      4.42%      4.67%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-8.78%    17.81%   4.70%  10.05%   6.56%  -3.05%  11.60%   5.08%  6.98%   5.60%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 7.94%, 1st quarter, 1995; and Worst Quarter was down -8.37%, 1st quarter, 1994.

New Jersey Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                       1         5          10
                                                     Year      Years       Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      0.80%      2.99%      4.50%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       0.73%      2.95%      4.46%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 2.05%      3.21%      4.54%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      1.55%      3.15%      4.49%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      3.44%      3.15%      4.19%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-10.13%   21.48%   4.02%  10.22%   7.05%  -4.52%  11.10%   3.32%  4.91%   5.30%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.82%, 1st quarter, 1995; and Worst Quarter was down -8.92%, 1st quarter, 1994.

New York Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                       1         5          10
                                                     Year      Years       Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      1.54%      3.70%      4.84%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       1.54%      3.66%      4.81%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 2.74%      3.86%      4.86%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      2.23%      3.82%      4.83%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      4.34%      3.84%      4.52%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-10.13%   21.22%   4.25%  11.20%   5.89%  -4.12%  11.12%   3.98%  6.63%   6.08%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03
                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 8.93%, 1st quarter, 1995; and Worst Quarter was down -7.52%, 1st quarter, 1994.

Ohio Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                       1         5          10
                                                     Year      Years       Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      2.14%      3.79%      4.84%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       2.09%      3.74%      4.81%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 2.95%      3.91%      4.85%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      2.83%      3.95%      4.84%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      4.83%      3.95%      4.54%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-10.36%   20.07%   4.62%  11.65%   5.99%  -3.71%  10.29%   4.80%  5.92%   6.67%
--------------------------------------------------------------------------------
   94       95      96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.29%, 1st quarter, 1995; and Worst Quarter was down -9.32%, 1st quarter, 1994.

Pennsylvania Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                                      1           5         10
                                                     Year       Years      Years
--------------------------------------------------------------------------------
Class       Return Before Taxes                      1.46%      4.16%      5.30%
A**         --------------------------------------------------------------------
            Return After Taxes
              on Distributions                       1.44%      4.12%      5.26%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Portfolio
              Shares                                 2.58%      4.23%      5.24%
--------------------------------------------------------------------------------
Class B     Return Before Taxes                      2.19%      4.36%      5.31%
--------------------------------------------------------------------------------
Class C     Return Before Taxes                      4.19%      4.34%      5.01%
--------------------------------------------------------------------------------
Lehman      (reflects no
Brothers      deduction for
Municipal     fees, expenses,
Bond          or taxes)
Index                                                5.31%      5.83%      6.03%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


**    After-tax Returns:


      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-9.83%    20.07%   5.64%  10.60%   6.36%  -4.97%  10.85%   6.98%  7.27%   5.94%
--------------------------------------------------------------------------------
  94       95       96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.78%, 1st quarter, 1995; and Worst Quarter was down -8.15%, 1st quarter, 1994.

Virginia Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*


(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                             1             5           Since
                                           Year          Years      Inception**
--------------------------------------------------------------------------------
Class        Return Before Taxes           1.82%         4.22%         6.49%
A***         -------------------------------------------------------------------
             Return After Taxes
               on Distributions            1.82%         4.17%         6.20%
             -------------------------------------------------------------------
             Return After Taxes on
               Distributions and
               Sale of Portfolio
               Shares                      2.81%         4.28%         6.15%
--------------------------------------------------------------------------------
Class B      Return Before Taxes           2.59%         4.41%         6.51%
--------------------------------------------------------------------------------
Class C      Return Before Taxes           4.49%         4.39%         6.22%
--------------------------------------------------------------------------------
Lehman       (reflects no
Brothers       deduction for
Municipal      fees, expenses,
Bond           or taxes)
Index                                      5.31%         5.83%         6.77%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 4/29/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a     20.15%   7.17%  11.52%   7.08%  -2.46%   9.31%   4.87%  8.01%   6.31%
--------------------------------------------------------------------------------
  94       95       96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 9.26%, 1st quarter, 1995; and Worst Quarter was down -1.25%, 3rd quarter, 1999.

Intermediate Diversified Municipal Portfolio
--------------------------------------------------------------------------------


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                               1              Since
                                              Year          Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes               -0.56%           2.34%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions                -0.59%           2.34%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                           0.70%           2.48%
--------------------------------------------------------------------------------
Class B    Return Before Taxes                0.11%           2.95%
--------------------------------------------------------------------------------
Class C    Return Before Taxes                2.11%           3.96%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Five Year    fees, expenses,
General      or taxes)
Obligation
Municipal
Bond Index                                    4.19%           5.98%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 2/1/02.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a     n/a       n/a    n/a     n/a     n/a     n/a     n/a    n/a     3.83%
--------------------------------------------------------------------------------
  94       95       96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 1.73%, 2nd quarter, 2003; and Worst Quarter was down -0.43%, 3rd quarter, 2003.

Intermediate California Municipal Portfolio
--------------------------------------------------------------------------------


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                               1             Since
                                              Year         Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes                -0.97%          1.70%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions                 -1.04%          1.66%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                            0.33%          1.86%
--------------------------------------------------------------------------------
Class B    Return Before Taxes                -0.30%          2.29%
--------------------------------------------------------------------------------
Class C    Return Before Taxes                 1.70%          3.30%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Five Year    fees, expenses,
General      or taxes)
Obligation
Municipal
Bond Index                                     4.19%          5.98%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 2/1/02.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a     n/a       n/a    n/a     n/a     n/a     n/a     n/a    n/a     3.43%
--------------------------------------------------------------------------------
  94       95       96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 1.59%, 2nd quarter, 2003; and Worst Quarter was down -0.11%, 3rd quarter, 2003.

Intermediate New York Municipal Portfolio
--------------------------------------------------------------------------------


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2003)
--------------------------------------------------------------------------------
                                               1            Since
                                              Year        Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes               -0.74%          2.48%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions                -0.76%          2.46%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                           0.59%          2.58%
--------------------------------------------------------------------------------
Class B    Return Before Taxes               -0.04%          3.04%
--------------------------------------------------------------------------------
Class C    Return Before Taxes                1.96%          4.08%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Five Year    fees, expenses,
General      or taxes)
Obligation
Municipal
Bond Index                                    4.19%          5.98%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 2/1/02.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a     n/a       n/a    n/a     n/a     n/a     n/a     n/a    n/a     3.69%
--------------------------------------------------------------------------------
  94       95       96      97      98      99      00      01     02      03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 1.79%, 2nd quarter, 2003; and Worst Quarter was down -0.44%, 3rd quarter, 2003.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a particular Portfolio's investments as a whole. All of the Portfolios are subject to these risks and could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a Portfolio's investments to decline. Many municipal securities have call features that allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at lower yield.

      The Portfolios experience increased interest rate risk to the extent they invest in:

      --    lower rated securities or comparable unrated securities;

      --    debt securities with longer maturities;

      -- debt securities paying no current interest, such as zero coupon securities; or

      -- debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

o Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

o Municipal Market Risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the State Portfolios and Intermediate State Portfolios may invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political, regulatory occurrences or terrorism. To the extent that the National Portfolio or the Intermediate Diversified Municipal Portfolio invest in a particular state's municipal securities, these Portfolios are subject to the same risks. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

o Non-Diversification Risk. Concentration of investments in a small number of securities tends to increase risks. The State Portfolios and Intermediate State Portfolios are not "diversified." This means they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

o Derivatives Risk. The Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as inverse floating rate instruments and reverse repurchase agreements may result in leverage, which can make the Portfolios more volatile and can compound other risks.

o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. All of the Portfolios, particularly the State Portfolios and Intermediate State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent a Portfolio invests in debt securities whose sale may be restricted by law or by contract.

o Management Risk. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------


This table describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.


SHAREHOLDER FEES (fees paid directly from your investment)


                                                          Class A Shares       Class B Shares           Class C Shares
                                                          --------------       --------------          ---------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                       4.25%(a)             None                     None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)                  None(a)              3.00%(a)*                1.00%(a)**

Exchange Fee                                              None                 None                     None

--------------------------------------------------------------------------------

(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply to Class A shares. CDSCs for Class A, Class B and Class C shares may also be subject to waiver in certain circumstances. See "Sales Charge Reduction Programs" and "Distribution Arrangements" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.
* Class B Shares automatically convert to Class A Shares after 6 years. For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year.


**    For Class C shares, the CDSC is 0% after the first year.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES


The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

               Annual Operating Expenses                                               Examples
-------------------------------------------------------   ---------------------------------------------------------------------
National Portfolio            Class A  Class B  Class C                     Class A  Class B+   Class B++   Class C+  Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  492   $  442      $  142      $  240   $  140
   Distribution and/or                                    After 3 Yrs.(c)    $  722   $  629      $  529      $  528   $  528
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $  971   $  941      $  941      $  940   $  940
   Other Expenses               .18%     .18%     .18%    After 10 Yrs.(c)   $1,682   $1,738(d)   $1,738(d)   $2,091   $2,091
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.11%    1.81%    1.81%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.43)%   (.42)%   (.43)%
                               ====     ====     ====
   Net Expenses                 .68%    1.39%    1.38%
                               ====     ====     ====


Insured National
Portfolio                     Class A  Class B  Class C                     Class A  Class B+   Class B++   Class C+  Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .62%     .62%     .62%    After 1st Yr.      $  527   $  478      $  178      $  277   $  177
   Distribution and/or                                    After 3 Yrs.(c)    $  766   $  676      $  576      $  573   $  573
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $1,025   $1,000      $1,000      $  995   $  995
   Other Expenses               .24%     .25%     .24%    After 10 Yrs.(c)   $1,764   $1,825(d)   $1,825(d)   $2,170   $2,170
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.16%    1.87%    1.86%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.12)%   (.12)%   (.12)%
                               ====     ====     ====
   Net Expenses                1.04%    1.75%    1.74%
                               ====     ====     ====

--------------------------------------------------------------------------------

Please refer to the footnotes on page 26.

               Annual Operating Expenses                                               Examples
-------------------------------------------------------   ---------------------------------------------------------------------
California Portfolio          Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  500   $  451      $  151      $  250   $  150
   Distribution and/or                                    After 3 Yrs. (c)   $  712   $  621      $  521      $  518   $  518
       Service (12b-1) Fees     .30%    1.00%    1.00%    After 5 Yrs. (c)   $  941   $  915      $  915      $  910   $  910
   Other Expenses               .09%     .10%     .09%    After 10 Yrs. (c)  $1,598   $1,659(d)   $1,659(d)   $2,009   $2,009
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.02%    1.73%    1.72%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.25)%   (.25)%   (.25)%
                               ====     ====     ====
   Net Expenses                 .77%    1.48%    1.47%
                               ====     ====     ====


Insured California
Portfolio                     Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .55%     .55%     .55%    After 1st Yr.      $  529   $  480      $  180      $  280   $  180
   Distribution and/or                                    After 3 Yrs.       $  751   $  657      $  557      $  557   $  557
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.       $  990   $  959      $  959      $  959   $  959
   Other Expenses               .22%     .22%     .22%    After 10 Yrs.      $1,675   $1,730(d)   $1,730(d)   $2,084   $2,084
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.07%    1.77%    1.77%
                               ====     ====     ====


Arizona Portfolio             Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  501   $  451      $  151      $  251   $  151
   Distribution and/or                                    After 3 Yrs.(c)    $  731   $  639      $  539      $  539   $  539
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $  980   $  954      $  954      $  954   $  954
   Other Expenses               .18%     .19%     .19%    After 10 Yrs.(c)   $1,691   $1,751(d)   $1,751(d)   $2,109   $2,109
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.11%    1.82%    1.82%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.33)%   (.34)%   (.34)%
                               ====     ====     ====
   Net Expenses                 .78%    1.48%    1.48%
                               ====     ====     ====


Florida Portfolio             Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  501   $  451      $  151      $  251   $  151
   Distribution and/or                                    After 3 Yrs.(c)    $  731   $  637      $  537      $  537   $  537
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $  980   $  949      $  949      $  949   $  949
   Other Expenses               .18%     .18%     .18%    After 10 Yrs.(c)   $1,691   $1,746(d)   $1,746(d)   $2,100   $2,100
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.11%    1.81%    1.81%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.33)%   (.33)%   (.33)%
                               ====     ====     ====
   Net Expenses                 .78%    1.48%    1.48%
                               ====     ====     ====


Massachusetts Portfolio       Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  505   $  455      $  155      $  255   $  155
   Distribution and/or                                    After 3 Yrs.(c)    $  748   $  658      $  558      $  556   $  556
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $1,009   $  987      $  987      $  983   $  983
   Other Expenses               .24%     .26%     .25%    After 10 Yrs.(c)   $1,755   $1,821(d)   $1,821(d)   $2,172   $2,172
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.17%    1.89%    1.88%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.35)%   (.37)%   (.36)%
                               ====     ====     ====
   Net Expenses                 .82%    1.52%    1.52%
                               ====     ====     ====

--------------------------------------------------------------------------------

Please refer to the footnotes on page 26.

               Annual Operating Expenses                                               Examples
-------------------------------------------------------   ---------------------------------------------------------------------
Michigan Portfolio            Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  524   $  474      $  174      $  274   $  174
   Distribution and/or                                    After 3 Yrs.(c)    $  772   $  683      $  583      $  579   $  579
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $1,039   $1,017      $1,017      $1,009   $1,009
   Other Expenses               .27%     .29%     .27%    After 10 Yrs.(c)   $1,802   $1,867(d)   $1,867(d)   $2,207   $2,207
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.20%    1.92%    1.90%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.19)%   (.21)%   (.19)%
                               ====     ====     ====
   Net Expenses                1.01%    1.71%    1.71%
                               ====     ====     ====


Minnesota Portfolio           Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  513   $  463      $  163      $  263   $  163
   Distribution and/or                                    After 3 Yrs.(c)    $  759   $  668      $  568      $  566   $  566
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $1,025   $  999      $  999      $  994   $  994
   Other Expenses               .26%     .27%     .26%    After 10 Yrs.(c)   $1,782   $1,843(d)   $1,843(d)   $2,188   $2,188
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.19%    1.90%    1.89%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.29)%   (.30)%   (.29)%
                               ====     ====     ====
   Net Expenses                 .90%    1.60%    1.60%
                               ====     ====     ====


New Jersey Portfolio          Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  510   $  460      $  160      $  260   $  160
   Distribution and/or                                    After 3 Yrs.(c)    $  744   $  652      $  552      $  550   $  550
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $  997   $  970      $  970      $  966   $  966
   Other Expenses               .20%     .21%     .20%    After 10 Yrs.(c)   $1,719   $1,779(d)   $1,779(d)   $2,127   $2,127
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.13%    1.84%    1.83%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.26)%   (.27)%   (.26)%
                               ====     ====     ====
   Net Expenses                 .87%    1.57%    1.57%
                               ====     ====     ====


New York Portfolio            Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  482   $  431      $  131      $  231   $  131
   Distribution and/or                                    After 3 Yrs.(c)    $  702   $  610      $  510      $  510   $  510
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $  940   $  914      $  914      $  914   $  914
   Other Expenses               .13%     .14%     .14%    After 10 Yrs.(c)   $1,623   $1,684(d)   $1,684(d)   $2,044   $2,044
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.06%    1.77%    1.77%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.48)%   (.48)%   (.48)%
                               ====     ====     ====
   Net Expenses                 .58%    1.29%    1.29%
                               ====     ====     ====

Ohio Portfolio                Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  508   $  458      $  158      $  258   $  158
   Distribution and/or                                    After 3 Yrs.(c)    $  746   $  655      $  555      $  553   $  553
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $1,003   $  977      $  977      $  973   $  973
   Other Expenses               .22%     .23%     .22%    After 10 Yrs.(c)   $1,738   $1,798(d)   $1,798(d)   $2,145   $2,145
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.15%    1.86%    1.85%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.30)%   (.31)%   (.30)%
                               ====     ====     ====
   Net Expenses                 .85%    1.55%    1.55%
                               ====     ====     ====


--------------------------------------------------------------------------------

Please refer to the footnotes on page 26.

               Annual Operating Expenses                                               Examples
-------------------------------------------------------   ---------------------------------------------------------------------
Pennsylvania Portfolio        Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  518   $  468      $  168      $  268   $  168
   Distribution and/or                                    After 3 Yrs.(c)    $  758   $  666      $  566      $  566   $  566
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $1,017   $  991      $  991      $  991   $  991
   Other Expenses               .23%     .24%     .24%    After 10 Yrs.(c)   $1,756   $1,816(d)   $1,816(d)   $2,172   $2,172
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.16%    1.87%    1.87%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.21)%   (.22)%   (.22)%
                               ====     ====     ====
   Net Expenses                 .95%    1.65%    1.65%
                               ====     ====     ====


Virginia Portfolio            Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .63%     .63%     .63%    After 1st Yr.      $  495   $  445      $  145      $  245   $  145
   Distribution and/or                                    After 3 Yrs.(c)    $  734   $  640      $  540      $  540   $  540
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.(c)    $  991   $  961      $  961      $  961   $  961
   Other Expenses               .22%     .22%     .22%    After 10 Yrs.(c)   $1,726   $1,782(d)   $1,782(d)   $2,134   $2,134
                               ----     ----     ----
   Total Portfolio
      Operating Expenses (a)   1.15%    1.85%    1.85%
                               ====     ====     ====
   Waiver and/or Expense
      Reimbursement (b)        (.43)%   (.43)%   (.43)%
                               ====     ====     ====
   Net Expenses                 .72%    1.42%    1.42%
                               ====     ====     ====


Intermediate Diversified
Municipal Portfolio           Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .47%     .47%     .47%    After 1st Yr.      $  511   $  462      $  162      $  262   $  162
   Distribution and/or                                    After 3 Yrs.       $  694   $  602      $  502      $  502   $  502
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.       $  892   $  866      $  866      $  866   $  866
   Other Expenses               .11%     .12%     .12%    After 10 Yrs.      $1,463   $1,524(d)   $1,524(d)   $1,889   $1,889
                               ----     ----     ----
   Total Portfolio
      Operating Expenses        .88%    1.59%    1.59%
                               ====     ====     ====


Intermediate California
Municipal Portfolio           Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .50%     .50%     .50%    After 1st Yr.      $  513   $  464      $  164      $  264   $  164
   Distribution and/or                                    After 3 Yrs.       $  700   $  608      $  508      $  508   $  508
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.       $  902   $  876      $  876      $  876   $  876
   Other Expenses               .10%     .11%     .11%    After 10 Yrs.      $1,486   $1,547(d)   $1,547(d)   $1,911   $1,911
                               ----     ----     ----
   Total Portfolio
      Operating Expenses        .90%    1.61%    1.61%
                               ====     ====     ====


Intermediate New York
Municipal Portfolio           Class A  Class B  Class C                     Class A  Class B+    Class B++   Class C+ Class C++
                              -------  -------  -------                     -------  --------   ---------   --------  ---------
   Management Fees              .50%     .50%     .50%    After 1st Yr.      $  513   $  464      $  164      $  264   $  164
   Distribution and/or                                    After 3 Yrs.       $  700   $  608      $  508      $  508   $  508
      Service (12b-1) Fees      .30%    1.00%    1.00%    After 5 Yrs.       $  902   $  876      $  876      $  876   $  876
   Other Expenses               .10%     .11%     .11%    After 10 Yrs.      $1,486   $1,547(d)   $1,911(d)   $1,911   $1,911
                               ----     ----     ----
   Total Portfolio
      Operating Expenses        .90%    1.61%    1.61%
                               ====     ====     ====


-------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.


(a) Total Portfolio Operating Expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. The advisory fee waiver reduces advisory fees to 0.45% for each of the AllianceBernstein Municipal Portfolios. After giving effect to the advisory fee waiver, Net Expenses would be:

                                  Class A   Class B   Class C                                Class A   Class B   Class C
                                  -------   -------   -------                                -------   -------    -------
    National Portfolio              .68%      1.39%     1.38%  Michigan Portfolio             1.01%      1.71%      1.71%
    Insured National Portfolio      .99%      1.70%     1.69%  Minnesota Portfolio             .90%      1.60%      1.60%
    California Portfolio            .77%      1.48%     1.47%  New Jersey Portfolio            .87%      1.57%      1.57%
    Insured California Portfolio    .97%      1.67%     1.67%  New York Portfolio              .58%      1.29%      1.29%
    Arizona Portfolio               .78%      1.48%     1.48%  Ohio Portfolio                  .85%      1.55%      1.55%
    Florida Portfolio               .78%      1.48%     1.48%  Pennsylvania Portfolio          .95%      1.65%      1.65%
    Massachusetts Portfolio         .82%      1.52%     1.52%  Virginia Portfolio              .72%      1.42%      1.42%

(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse this Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors/Trustees (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.

(c) These examples assume that Alliance's agreement to waive advisory fees and/or reimburse Portfolio operating expenses is not extended beyond its current period.

(d)   Assumes Class B shares convert to Class A shares after 6 years.

--------------------------------------------------------------------------------
                        SALES CHARGE REDUCTION PROGRAMS
--------------------------------------------------------------------------------

AllianceBernstein Mutual Funds offer several ways for investors to reduce or eliminate sales charges. A brief summary of some of these Sales Charge Reduction, or "breakpoint", programs is outlined below. More details about these programs are contained in the Portfolios' Statements of Additional Information, or SAIs, or on our website at www.Alliancecapital.com.

o     Breakpoints

      The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

o     Breakpoints Offered by the AllianceBernstein Mutual Funds

      The AllianceBernstein Mutual Funds offer the following breakpoint privileges:

      Quantity Discounts - Under this type of breakpoint, larger investments in Class A shares are charged lower sales charges. For very large investments, the entire sales charge may be waived. A shareholder investing more than $100,000 in Class A shares of an AllianceBernstein Mutual Fund is eligible for a reduced sales charge. Front-end sales charges are eliminated completely for purchases over $1 million, although a 1%, 1-year contingent deferred sales charge ("CDSC") may apply.

      The sales charge schedule of Class A share Quantity Discounts is as follows:

         Less than $100,000                           4.25%

         $100,000 but less than $250,000              3.25%

         $250,000 but less than $500,000              2.25%

         $500,000 but less than $1 million            1.75%

         $1 million and above                         0.00*

      * Class A shares redeemed within one year are subject to a CDSC equal to 1% of the lesser of the initial cost of the shares being redeemed or their net asset value at the time of redemption. No sales charge is assessed on increases in net asset value above the initial purchase price.

      Rights of Accumulation - Shareholders can combine the value of a new investment in a Portfolio with the value of existing investments in the Portfolio to determine if the new investment is eligible for a Quantity Discount. The AllianceBernstein Mutual Funds use the current net asset value of your existing investments when combining them with your new investment. Shareholders may also aggregate the value of all of their investments in all of their AllianceBernstein Mutual Funds for purposes of Rights of Accumulation.

      Combined Purchase Privileges - Shareholders may include the value of accounts held by their spouse and children under the age of 21 for purposes of reaching Quantity Discounts or Rights of Accumulation. These privileges apply even if your related accounts are opened using different brokers or brokerage firms, so it is important to let your broker(s) know about all your accounts that may be combined for these privileges.

      Letter of Intent - Some investors may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would be sufficient for a Quantity Discount. For these situations, the AllianceBernstein Mutual Funds offer a Letter of Intent. With a Letter of Intent, the investor expresses his/her intention, in writing, to invest a certain amount over a specified period of time. The Portfolio will then apply to each of the investor's periodic investments the Quantity Discount that would apply to the total amount stated in the Letter of Intent. However, if an investor fails to invest the total amount stated in the Letter of Intent, the Portfolio can retroactively collect the sales charges (by redeeming shares in the investor's account at their current net asset value) that should have applied given the amount that the investor actually did invest.

o     Other Sales Charge Waivers

      The AllianceBernstein Mutual Funds offer other ways for qualifying shareholders to obtain reduced sales charges. More details about these sales charge reduction programs are contained in a Portfolio's SAI. These programs apply to certain types of investors, like certain retirement plans. Other programs include a dividend reinvestment program, exchange privilege program and the reinstatement privilege. The AllianceBernstein Mutual Funds also offer certain opportunities to waive otherwise applicable contingent deferred sales charges, which are described in a Portfolio's SAI.

For more information, please refer to your Portfolio's SAI, call your financial advisor or visit our website at www.Alliancecapital.com.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m. Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Portfolios' directors believe accurately reflect fair market value.

Your order for the purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Portfolio. Your purchase of Portfolio shares may be subject to an initial sales charge. Sales of Portfolio shares may be subject to a CDSC. See "Distribution Arrangements" for details.

HOW TO BUY SHARES

You may purchase shares of any of the Portfolios through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

           Minimum investment amounts are:

           o Initial                                    $1,000

           o Subsequent                                 $   50

           o Automatic Investment Program               $   25

If you are an existing Portfolio shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

Class A shares are available at NAV to all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans").

Class B shares are generally not available to group retirement plans, except for plans described in the SAI under "Purchase of Shares". Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan level assets of less than $1 million.

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as it deems appropriate which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

Each Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Policy Regarding Excessive or Short Duration Trading. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and Alliance Global Investor Services, Inc., or AGIS, each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the Internet, may be suspended for such account. AllianceBernstein Mutual Fund accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.

Risks Associated with Excessive or Short Duration Trading Generally. While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of fund shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.

Risks Resulting from Imposition of Account Blocks in Response to Excessive or Short Duration Trading Activity. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

HOW TO EXCHANGE SHARES

You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. A telephone exchange request must be received by AGIS by 4:00 p.m., Eastern time, for you to receive that day's NAV. The Portfolios may modify, restrict, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o     Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request before 4:00 p.m., Eastern time, and submit it to the Portfolio by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your financial representative is responsible for submitting all necessary documentation to the Portfolio and may charge you for this service.

o     Selling Shares Directly To A Portfolio

By Mail:

      -- Send a signed letter of instruction or stock power form, along with your certificates, to:

                        Alliance Global Investor Services
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

      --    For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th Floor
                              San Antonio, TX 78230

      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by AGIS by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Portfolios offer three classes of shares through this Prospectus. Special distribution arrangements are available for certain group retirement plans. These arrangements are described below under "Special Distribution Arrangements for Group Retirement Plans and Employee Benefit Plans." In addition, a Portfolio's SAI contains more information relating to waivers of sales charges and CDSCs.

CLASS A SHARES-- INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at their public offering price, which is NAV plus an initial sales charge as follows:

                                Initial Sales Charge
                                 ------------------
                                   as % of
                                     Net        as % of
                                   Amount      Offering
Amount Purchased                  Invested       Price
-----------------                ----------   -----------
Up to $100,000                      4.44%         4.25%
$100,000 up to $250,000             3.36          3.25
$250,000 up to $500,000             2.30          2.25
$500,000 up to $1,000,000           1.78          1.75

All or a portion of the initial sales charges that you pay may be paid to your financial representative. You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but you may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Portfolio's Combined Purchase Privilege, Cumulative Quantity Discount,

Statement of Intention, Monthly Purchase Program for Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and a Portfolio's SAI about these options.

CLASS B SHARES-- DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at NAV without an initial sales charge. A Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 3 years of purchase. The CDSC varies depending on the number of years that you hold the shares. The CDSC amounts are:

                       Year Since Purchase            CDSC
                       ------------------            ------
                       First                          3.0%
                       Second                         2.0%
                       Third                          1.0%
                       Fourth                         None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES-- ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without any initial sales charge. The Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

GENERAL

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:

                                      Distribution and/or
                                      Service (Rule 12b-1)
                                      Fees (as a percentage
                                      of aggregate average
                                        daily net assets)
                                       -------------------
           Class A                              .30%
           Class B                             1.00%
           Class C                             1.00%

Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to your financial representative.

Choosing a Class of Shares (other than Group Retirement Plans). The decision as to which class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge, as long as the shares are held for one year or more. Your financial representative, dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial representative to assist in choosing a class of Portfolio shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Portfolios may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See a Portfolio's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Portfolio, including requirements as to the minimum initial and subsequent investment amounts.

Financial intermediaries, including your financial intermediary, receive a variety of payments from the Portfolios, Alliance and ABIRM. ABIRM may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Portfolio and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to ABIRM's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Portfolios for costs incurred in conducting training and educational meetings about the Portfolios for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Portfolios for costs incurred in hosting client seminars where the Portfolios are discussed.

Alliance may also make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of a Portfolio. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Portfolio on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings relating to a Portfolio.

In addition, financial intermediaries may have omnibus accounts and similar arrangements with the AllianceBernstein Mutual Funds and may be paid by the Portfolios for providing related sub-transfer agency and other services. Such expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios -- Annual Portfolio Operating Expenses."

Although the Portfolios may use brokers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS AND EMPLOYEE BENEFIT PLANS

Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of a Portfolio. In order to enable participants investing through the Plans to purchase shares of a Portfolio, the maximum and minimum investment amounts may be different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in this Prospectus and a Portfolio's SAI. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

CLASS A

Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 employees. In such cases, Class A shares are subject to a 1%, 1-year CDSC on redemptions if the plan terminates a Portfolio as an investment option within one year. Class A shares are also available at NAV to certain group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also applies; however, the CDSC may be waived under certain circumstances as set forth under "Purchase of Shares" in a Portfolio's SAI.

CLASS C

Class C shares are available to group retirement plans with plan level assets of less than $1 million.


--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are fixed, floating and variable rate debt obligations and may include zero coupon securities.

High Quality Commercial Notes are commercial notes rated MIG-2 (or VMIG-2) or higher by Moody's or SP-2 or higher by S&P.

Insured Securities are municipal securities that are insured as to the payment of principal and interest.

Lower-rated municipal securities are municipal securities rated Ba or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Medium-quality municipal securities are municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch, or determined by Alliance to be of equivalent quality.


Municipal securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.


Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

Zero coupon securities are bonds, notes and other debt securities issued without interest coupons.

Companies and Rating Agencies

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Other

AMT is the federal alternative minimum tax.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

1940 Act is the Investment Company Act of 1940, as amended.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices and Additional Risk Considerations following this section.


o Additional descriptions of each Portfolio's strategies, investments and risks, as well as other strategies and investments not described below, may be found in the Portfolio's SAI.

o Commencing in the first quarter of 2004, Alliance intends to begin publishing full portfolio holdings for most AllianceBernstein Mutual Funds monthly on www.alliancebernstein.com.


o Except as noted, (i) the Portfolios' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolios' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities held by a Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES

AllianceBernstein Municipal Portfolios:

The investment objective of each AllianceBernstein Municipal Portfolio, other than the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described in this Prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal income tax as is consistent with preservation of capital.

AllianceBernstein Intermediate Municipal Portfolios:

The investment objective of each AllianceBernstein Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes). The investment objectives of the AllianceBernstein Intermediate Municipal Portfolios are not fundamental.

PRINCIPAL POLICIES

AllianceBernstein Municipal Portfolios:

As a matter of fundamental policy, each AllianceBernstein Municipal Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax (including AMT for the Insured National Portfolio and Insured California Portfolio). For purposes of this policy, net assets include any borrowings for investment purposes. Each AllianceBernstein Municipal Portfolio invests at least 75% of its total assets in municipal securities rated Baa or higher by Moody's or BBB or higher by S&P or Fitch, or, if unrated, determined by Alliance to be of equivalent quality. The average dollar weighted maturity of the securities in each AllianceBernstein Municipal Portfolio will normally range between 10 and 30 years.

Each AllianceBernstein Municipal Portfolio also may invest up to 35% of its total assets in zero coupon securities.

National and Insured National Portfolios. The Insured National Portfolio also invests, under normal circumstances, at least 80% of its net assets in insured securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. As a matter of fundamental policy, the Insured National Portfolio, under normal circumstances, invests at least 65% of its total assets in insured securities. The National and Insured National Portfolios may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state. The National Portfolio invests in, and is permitted to invest without limit in, AMT-Subject bonds and the Insured National Portfolio invests principally in AMT-Exempt bonds.

State Portfolios. As a matter of fundamental policy, each State Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax, or in the case of Florida, the Florida intangible personal property tax. For purposes of this policy, net assets include any borrowings for investment purposes. Each State Portfolio is non-diversified and, except for the Insured California Portfolio, may invest without limit in AMT-Subject bonds.

The Insured California Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders.

As a matter of fundamental policy, the Insured California Portfolio, under normal circumstances, invests at least 65% of its total assets in insured securities.

Each State Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax (or the Florida intangible personal property tax) in the named state. When Alliance believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, any State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.

AllianceBernstein Intermediate Municipal Portfolios:

As a matter of fundamental policy, each AllianceBernstein Intermediate Municipal Portfolio invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, each of the Intermediate State Portfolios invests, under normal circumstances, at least 80% of its net assets in municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. For purposes of these policies, net assets include any borrowings for investment purposes. Each Intermediate State Portfolio is non-diversified.

The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each AllianceBernstein Intermediate Municipal Portfolio will invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes.

Each AllianceBernstein Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around 5 years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% should interest rates fall 1%. In managing an AllianceBernstein Intermediate Municipal Portfolio, Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of an AllianceBernstein Intermediate Municipal Portfolio when Alliance expects interest rates to rise and modestly lengthen average duration when Alliance anticipates that rates will fall.

Each AllianceBernstein Intermediate Municipal Portfolio also may:

      -- invest up to 20% of its total assets in fixed-income securities rated below investment grade (BB or B by national rating agencies);

      -- invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in Alliance's opinion, these securities will enhance the after-tax return for the Portfolio's investors;

      -- invest in certain types of mortgage-related securities such as "Interest Only" (IO) or "Principal Only" (PO) securities, and

      --    use derivatives, such as options, futures, forwards and swaps.


Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each AllianceBernstein Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that normally no AllianceBernstein Municipal Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. Alliance may, however, choose to retain such a security if it determines that doing so is in the best interests of the AllianceBernstein Municipal Portfolio and its shareholders; provided, however, that securities subject to such a downgrade will at no time comprise more than 10% of a Portfolio's net assets. No AllianceBernstein Intermediate Municipal Portfolio will retain a security downgraded below B by Moody's, S&P and Fitch.

Unrated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.


As of the following Portfolios' fiscal years ended in 2003, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:

                                                            BELOW       AMT-
                                                          INVESTMENT  SUBJECT
PORTFOLIO           AAA        AA         A        BBB      GRADE      BONDS
---------           ---        --         -        ---      -----      -----
Alliance-
Bernstein
Municipal
Portfolios:
National            37%       11%        13%       20%        19%        43%
Insured
  National          68        23          2         2          5          0
Arizona             53         6          6        14         21         24
California          42         8         12        16         22         36
Insured
  California        89         3          6         2          0          0
Florida             52        13         12         9         14         44
Massachusetts       53        22          6        14          5         46
Michigan            66         6          9         9         10         26
Minnesota           58        16         12         7          7         37
New Jersey          62         7         19         7          5         41
New York            38        21         24         9          8         44
Ohio                65         1         17        10          7         39
Pennsylvania        36        23          9        22         10         50
Virginia            33        26         16        10         15         46
Alliance-
Bernstein
Intermediate
Municipal
Portfolios:
Intermediate
  Diversified
  Municipal         59        20          4        12          5          7
Intermediate
  California
  Municipal         63        18          3        13          3          8
Intermediate
  New York
  Municipal         59        20         10         8          3          8

In recent years, California began a large scale deregulation of its power utility industry. One aspect of this deregulation is a mandatory cap on energy prices that California utilities can charge to their customers. Recent significant increases in the market cost of energy purchased by many California utilities has caused these utilities to come under financial pressures, as they have been unable to pass these increased costs to their customers. As a result, many power utilities experienced difficulty purchasing sufficient energy to meet demand and difficulty paying their suppliers. Some California utilities have suspended debt service payments on outstanding debt or payments to suppliers. The California Portfolio holds municipal securities issued by Pacific Gas and Electric ("PG&E"), one of the largest California utility companies that has experienced such difficulties. The municipal securities owned by the California Portfolio are pollution control bonds which are secured as to the ultimate payment of principal by first mortgage bonds backed by substantially all of the real property and assets of PG&E. To date, all interest payments on such bonds have been made. Alliance believes that the current value of this collateral is substantially in excess of the issuer's obligations on the bonds. The California Portfolio's interests in the bonds ranks equally with the interests of the other secured bond holders. As of December 31, 2003, the uninsured PG&E position comprised approximately 8.7% of the California Portfolio's total assets.

On April 6, 2001 PG&E filed a voluntary petition of relief under Chapter 11 of the Bankruptcy Code. A plan of reorganization was approved by the U.S. Bankruptcy Court on December 12, 2003 and is expected to become effective by the end of the first quarter of 2004. Moody's and S&P's current ratings of PG&E are Ba1 and CCC, respectively. Although California state officials and the utilities have recently adopted a draft plan to ensure adequate, reliable and reasonably priced electric power and natural gas supplies, it is unclear at this time how the credit ratings of these municipal securities will be affected. Alliance continues to monitor this situation.


All Portfolios may use derivatives, such as options, futures, forwards and swap transactions, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest.


Insurance Feature of the Insured National and Insured California Portfolios. The Insured National Portfolio and Insured California Portfolio normally invest at least 80% of their net assets in insured securities. Based upon the expected composition of each of the Insured National Portfolio and Insured California Portfolio, Alliance estimates that the annual premiums for insurance will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Portfolio's assets, will reduce their current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National Portfolio and Insured California Portfolio reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.


The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P or Fitch.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes certain of the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section. There can be no assurance that at any given time a Portfolio will engage in any of these derivative or other practices.

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created.

o Options -- An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

o Futures -- A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards -- A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps -- A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.


      The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. A Portfolio will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio.


Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described below under "Variable, Floating and Inverse Floating Rate Instruments." No AllianceBernstein Intermediate Municipal Portfolio will invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

o Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

o Credit Risk -- This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.


Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. There are no specific limitations on the writing and purchasing of options by the AllianceBernstein Municipal Portfolios. No AllianceBernstein Intermediate Municipal Portfolio will write any option if immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.


A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the AllianceBernstein Municipal Portfolios will write uncovered call or put options. The AllianceBernstein Intermediate Municipal Portfolios will write only covered options or other derivatives or financial instruments. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

An AllianceBernstein Municipal Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." An AllianceBernstein Municipal Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government securities and contracts based on any index of municipal securities or U.S. Government securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes. The AllianceBernstein Intermediate Municipal Portfolios may invest in options on futures contracts also to manage the effective maturity or duration of fixed-income securities.


No AllianceBernstein Municipal Portfolio will enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets. No AllianceBernstein Intermediate Municipal Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The AllianceBernstein Intermediate Municipal Portfolios may also enter into these transactions as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. No AllianceBernstein Intermediate Municipal Portfolio will use swaps to leverage the Portfolio. Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by an AllianceBernstein Municipal Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Loans of Portfolio Securities. Each AllianceBernstein

Intermediate Municipal Portfolio may make secured loans of its portfolio securities up to 30% of its total assets to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan of portfolio securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.


Each Portfolio may invest in variable rate demand notes, which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.


A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of rising interest rates, and increase more rapidly during periods of falling interest rates, than those of fixed-rate securities.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Illiquid Securities. Each Portfolio will limit its investments in illiquid securities to 15% (10% for the National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio, and Insured California Portfolio) of its net assets. Illiquid securities generally include, (i) direct placements or other securities for which there is no readily available market (e.g. when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not
terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).


Temporary Defensive Position. In attempting to respond to adverse market, economic, political, or other conditions, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.


Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

ADDITIONAL RISK CONSIDERATIONS

Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.


Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.


The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, Alliance will attempt to identify issuers of lower-rated securities whose financial condition are adequate to meet future obligations, has improved, or is expected to improve in the future.

Leverage. When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

Unrated Securities. Alliance also will consider investments in unrated securities for a Portfolio when Alliance believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios and Intermediate State Portfolios is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio and Intermediate State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios and Intermediate State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. Each Portfolio's SAI provides specific information about the state in which a Portfolio invests.


--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGER


Each Portfolio's Adviser is Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of September 30, 2003 totaling approximately $438 billion (of which approximately $156 billion represented assets of investment companies). As of September 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate investment portfolios, currently have approximately 7.2 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance as a percentage of average daily net assets:


                                      Fee as a
                                    percentage of
                                    average daily          Fiscal
Portfolio                            net assets*         Year Ended
--------                           --------------        -----------
AllianceBernstein
Municipal Portfolios:

National Portfolio ...........         .20%                10/31/03
Insured National
  Portfolio ..................         .50%                10/31/03
California Portfolio .........         .38%                10/31/03
Insured California
  Portfolio ..................         .55%                10/31/03
Arizona Portfolio ............         .30%                 9/30/03
Florida Portfolio ............         .30%                 9/30/03
Massachusetts
  Portfolio ..................         .28%                 9/30/03
Michigan Portfolio ...........         .49%                 9/30/03
Minnesota Portfolio ..........         .33%                 9/30/03
New Jersey Portfolio .........         .37%                 9/30/03
New York Portfolio ...........         .15%                10/31/03
Ohio Portfolio ...............         .33%                 9/30/03
Pennsylvania Portfolio .......         .42%                 9/30/03
Virginia Portfolio ...........         .25%                 9/30/03

AllianceBernstein Intermediate
Municipal Portfolios:

Intermediate Diversified
  Municipal Portfolio ........         .47%                 9/30/03
Intermediate California
  Municipal Portfolio ........         .50%                 9/30/03
Intermediate New York
  Municipal Portfolio ........         .50%                 9/30/03

--------------------------------------------------------------------------------

* Fees are stated net of any waivers and/or reimbursements. See the subsection "Annual Portfolio Operating Expenses and Examples" in "Fees and Expenses of the Portfolios" for more information about fee waivers.

Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. Alliance may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of Alliance may have investment objectives and policies similar to those of the Portfolios. Alliance may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including the Portfolios. When two or more of the clients of Alliance (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The employees of Alliance principally responsible for each AllianceBernstein Municipal Portfolio's investment program are Mr. David M. Dowden, and Mr. Terrance T. Hults. Messrs. Dowden and Hults have served in this capacity for each

AllianceBernstein Municipal Portfolio since 1994 and 1995, respectively.
Mr. Dowden is a Senior Vice President of ACMC with which he has been associated since 1994. Mr. Hults is a Senior Vice President of ACMC with which he has been associated since 1995.


Investment decisions for each AllianceBernstein Intermediate Municipal Portfolio are made by Investment Policy Groups of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.

The Portfolios' SAIs have more detailed information about Alliance and other Portfolio service providers.


Legal Proceedings. As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG. It is not expected, however, that the advisory fees of the AllianceBernstein Intermediate Municipal Portfolios will be reduced; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the AllianceBernstein Municipal Income Portfolios, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing each of the AllianceBernstein Municipal Portfolios. Please see the subsection "Annual Portfolio Operating Expenses and Examples" in "Fees and Expenses of the Portfolios" for the reduced fee. The amount of the above-mentioned waivers may increase or decrease as a result of a final, definitive agreement with the NYAG; however, it is not expected that the AllianceBernstein Intermediate Municipal Portfolios will have their advisory fees reduced pursuant to a final, definitive agreement with the NYAG.

The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors/Trustees of the AllianceBernstein Municipal Portfolios (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Municipal Income Portfolios; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the AllianceBernstein Municipal Income Portfolios as defendants. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Portfolios declare dividends on their shares on each business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

Taxes


Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National Portfolio and Insured California Portfolio) invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for individual shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for individuals in lower tax brackets).


Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.


For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.


The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National Portfolio, Insured National Portfolio and Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio that is exempt from Florida intangible personal property tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

State Portfolios and Intermediate State Portfolios:

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

California, Insured California and Intermediate California Municipal Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax.

Florida Portfolio. It is anticipated that Portfolio shares will be exempt from the Florida intangible personal property tax. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the income dividends and capital gains distributions paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.

New York Portfolio and Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You may also request a shareholder's manual explaining all available services by calling 800-227-4618.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

                     (This page left intentionally blank.)

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent auditors of the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio, Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, New York Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio, and by PricewaterhouseCoopers LLP, the independent auditors of the Intermediate Diversified Municipal Portfolio, Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

                                                  Income from Investment Operations            Less Dividends and Distributions
                                            --------------------------------------------  ------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on                Dividends   Distributions
                                  Value,                       Investments    Total from   from Net   in Excess of    Distributions
                                Beginning   Net Investment   (both realized   Investment  Investment  Net Investment      from
   Fiscal Year or Period        of Period   Income(Loss)+(a) and unrealized)  Operations    Income        Income      Capital Gains
   ---------------------       -----------  ---------------- ---------------  ----------  ----------  -------------   --------------
National Portfolio
   Class A
   Year ended 10/31/03 .....     $   9.80     $   0.52         $   0.18         $   0.70    $  (0.54)     $   0.00      $   0.00
   Year ended 10/31/02 .....        10.34         0.54            (0.53)            0.01       (0.54)        (0.01)         0.00
   Year ended 10/31/01 .....        10.14         0.54             0.21             0.75       (0.54)        (0.01)         0.00
   Year ended 10/31/00 .....        10.02         0.55             0.12             0.67       (0.55)         0.00          0.00
   Year ended 10/31/99 .....        11.09         0.52            (0.93)           (0.41)      (0.52)        (0.04)        (0.10)
   Class B
   Year ended 10/31/03 .....     $   9.79     $   0.45         $   0.18         $   0.63    $  (0.47)     $   0.00      $   0.00
   Year ended 10/31/02 .....        10.33         0.46            (0.52)           (0.06)      (0.47)        (0.01)         0.00
   Year ended 10/31/01 .....        10.13         0.47             0.21             0.68       (0.47)        (0.01)         0.00
   Year ended 10/31/00 .....        10.00         0.48             0.13             0.61       (0.48)         0.00          0.00
   Year ended 10/31/99 .....        11.08         0.44            (0.93)           (0.49)      (0.44)        (0.05)        (0.10)
   Class C
   Year ended 10/31/03 .....     $   9.79     $   0.45         $   0.18         $   0.63    $  (0.47)     $   0.00      $   0.00
   Year ended 10/31/02 .....        10.34         0.47            (0.54)           (0.07)      (0.47)        (0.01)         0.00
   Year ended 10/31/01 .....        10.13         0.47             0.22             0.69       (0.47)        (0.01)         0.00
   Year ended 10/31/00 .....        10.00         0.48             0.13             0.61       (0.48)         0.00          0.00
   Year ended 10/31/99 .....        11.08         0.45            (0.94)           (0.49)      (0.45)        (0.04)        (0.10)

Insured National Portfolio
   Class A
   Year ended 10/31/03 .....     $   9.92     $   0.47         $   0.14         $   0.61    $  (0.42)     $   0.00      $   0.00
   Year ended 10/31/02 .....        10.07         0.45            (0.14)            0.31       (0.45)        (0.01)         0.00
   Year ended 10/31/01 .....         9.58         0.45             0.50             0.95       (0.45)        (0.01)         0.00
   Year ended 10/31/00 .....         9.33         0.45             0.26             0.71       (0.45)        (0.01)         0.00
   Year ended 10/31/99 .....        10.52         0.43            (0.95)           (0.52)      (0.43)        (0.02)        (0.22)
   Class B
   Year ended 10/31/03 .....     $   9.89     $   0.40         $   0.16         $   0.56    $  (0.36)     $   0.00      $   0.00
   Year ended 10/31/02 .....        10.05         0.37            (0.14)            0.23       (0.38)        (0.01)         0.00
   Year ended 10/31/01 .....         9.56         0.38             0.50             0.88       (0.38)        (0.01)         0.00
   Year ended 10/31/00 .....         9.31         0.40             0.26             0.66       (0.40)        (0.01)         0.00
   Year ended 10/31/99 .....        10.52         0.36            (0.97)           (0.61)      (0.36)        (0.02)        (0.22)
   Class C
   Year ended 10/31/03 .....     $   9.90     $   0.40         $   0.15         $   0.55    $  (0.36)     $   0.00      $   0.00
   Year ended 10/31/02 .....        10.05         0.37            (0.13)            0.24       (0.38)        (0.01)         0.00
   Year ended 10/31/01 .....         9.56         0.38             0.50             0.88       (0.38)        (0.01)         0.00
   Year ended 10/31/00 .....         9.32         0.40             0.25             0.65       (0.40)        (0.01)         0.00
   Year ended 10/31/99 .....        10.52         0.36            (0.96)           (0.60)      (0.36)        (0.02)        (0.22)

California Portfolio
   Class A
   Year ended 10/31/03 .....     $  10.84     $   0.53         $  (0.19)        $   0.34    $  (0.55)     $   0.00      $   0.00
   Year ended 10/31/02 .....        11.00         0.55            (0.15)            0.40       (0.54)        (0.02)         0.00
   Year ended 10/31/01 .....        10.88         0.54             0.14             0.68       (0.54)        (0.02)         0.00
   Year ended 10/31/00 .....        10.58         0.56             0.30             0.86       (0.56)         0.00          0.00
   Year ended 10/31/99 .....        11.34         0.54            (0.73)           (0.19)      (0.54)        (0.03)         0.00
   Class B
   Year ended 10/31/03 .....     $  10.84     $   0.46         $  (0.20)        $   0.26    $  (0.47)     $   0.00      $   0.00
   Year ended 10/31/02 .....        11.00         0.47            (0.14)            0.33       (0.47)        (0.02)         0.00
   Year ended 10/31/01 .....        10.88         0.46             0.15             0.61       (0.46)        (0.03)         0.00
   Year ended 10/31/00 .....        10.58         0.48             0.30             0.78       (0.48)         0.00          0.00
   Year ended 10/31/99 .....        11.34         0.46            (0.73)           (0.27)      (0.46)        (0.03)         0.00
   Class C
   Year ended 10/31/03 .....     $  10.84     $   0.46         $  (0.20)        $   0.26    $  (0.47)     $   0.00      $   0.00
   Year ended 10/31/02 .....        11.00         0.47            (0.14)            0.33       (0.47)        (0.02)         0.00
   Year ended 10/31/01 .....        10.88         0.46             0.15             0.61       (0.46)        (0.03)         0.00
   Year ended 10/31/00 .....        10.58         0.48             0.30             0.78       (0.48)         0.00          0.00
   Year ended 10/31/99 .....        11.33         0.46            (0.72)           (0.26)      (0.46)        (0.03)         0.00

Insured California Portfolio
   Class A
   Year ended 10/31/03 .....     $  14.17     $   0.60         $  (0.12)        $   0.48     $  (0.62)    $   0.00      $   0.00
   Year ended 10/31/02 .....        14.45         0.62            (0.12)            0.50        (0.62)       (0.04)        (0.12)
   Year ended 10/31/01 .....        13.74         0.63             0.74             1.37        (0.63)       (0.03)         0.00
   Year ended 10/31/00 .....        13.11         0.64             0.63             1.27        (0.64)        0.00          0.00
   Year ended 10/31/99 .....        14.25         0.64            (1.15)           (0.51)       (0.63)        0.00          0.00
   Class B
   Year ended 10/31/03 .....     $  14.16     $   0.50         $  (0.12)        $   0.38     $  (0.52)    $   0.00      $   0.00
   Year ended 10/31/02 .....        14.46         0.52            (0.14)            0.38        (0.53)       (0.03)        (0.12)
   Year ended 10/31/01 .....        13.75         0.52             0.75             1.27        (0.52)       (0.04)         0.00
   Year ended 10/31/00 .....        13.11         0.54             0.64             1.18        (0.54)        0.00          0.00
   Year ended 10/31/99 .....        14.25         0.53            (1.14)           (0.61)       (0.53)        0.00          0.00


                                    Less
                                Distributions                                            Ratios/Supplemental Data
                                -------------                         -------------------------------------------------------------
                                    Total       Net Asset                                Ratio of      Ratio of Net
                                  Dividends      Value,                 Net Assets,      Expenses      Income/(Loss)
                                     and         End of      Total     End of Period    to Average       to Average     Portfolio
Fiscal Year or Period           Distributions    Period    Return(b)  (000's omitted)   Net Assets       Net Assets   Turnover Rate
---------------------           -------------   ---------  ---------  ---------------   ----------       -----------  -------------
National Portfolio
   Class A
   Year ended 10/31/03 .....     $  (0.54)     $   9.96         7.32%      $373,416         0.68%(c)         5.25%           35%
   Year ended 10/31/02 .....        (0.55)         9.80         0.06        411,408         0.65(c)          5.28            63
   Year ended 10/31/01 .....        (0.55)        10.34         7.55        425,506         0.64(c)          5.22           194
   Year ended 10/31/00 .....        (0.55)        10.14         6.95        412,248         0.68(c)          5.53           415
   Year ended 10/31/99 .....        (0.66)        10.02        (3.93)       402,922         0.66(c)          4.86           393
   Class B
   Year ended 10/31/03 .....     $  (0.47)     $   9.95         6.57%      $101,287         1.39%(c)         4.54%           35%
   Year ended 10/31/02 .....        (0.48)         9.79        (0.62)       122,656         1.35(c)          4.57            63
   Year ended 10/31/01 .....        (0.48)        10.33         6.84        132,074         1.36(c)          4.59           194
   Year ended 10/31/00 .....        (0.48)        10.13         6.32        117,779         1.39(c)          4.80           415
   Year ended 10/31/99 .....        (0.59)        10.00        (4.65)       157,090         1.37(c)          4.12           393
   Class C
   Year ended 10/31/03 .....     $  (0.47)     $   9.95         6.57%      $ 82,167         1.38%(c)         4.55%           35%
   Year ended 10/31/02 .....        (0.48)         9.79        (0.72)        93,032         1.35(c)          4.58            63
   Year ended 10/31/01 .....        (0.48)        10.34         6.94         98,825         1.35(c)          4.61           194
   Year ended 10/31/00 .....        (0.48)        10.13         6.32         93,861         1.38(c)          4.83           415
   Year ended 10/31/99 .....        (0.59)        10.00        (4.65)       111,740         1.36(c)          4.15           393

Insured National Portfolio
   Class A
   Year ended 10/31/03 .....     $  (0.42)     $  10.11         6.32%      $139,179         1.04%(d)         4.69%           28%
   Year ended 10/31/02 .....        (0.46)         9.92         3.13        164,154         1.01(d)          4.49            43
   Year ended 10/31/01 .....        (0.46)        10.07        10.11        169,744         1.04(d)          4.53           105
   Year ended 10/31/00 .....        (0.46)         9.58         7.84        161,977         1.09(d)          4.83           311
   Year ended 10/31/99 .....        (0.67)         9.33        (5.28)       168,572         0.99(d)          4.25           322
   Class B
   Year ended 10/31/03 .....     $  (0.36)     $  10.09         5.71%      $ 34,243         1.75%(d)         4.00%           28%
   Year ended 10/31/02 .....        (0.39)         9.89         2.34         35,048         1.72(d)          3.79            43
   Year ended 10/31/01 .....        (0.39)        10.05         9.39         35,326         1.75(d)          3.83           105
   Year ended 10/31/00 .....        (0.41)         9.56         7.10         25,070         1.80(d)          4.12           311
   Year ended 10/31/99 .....        (0.60)         9.31        (6.10)        32,585         1.70(d)          3.52           322
   Class C
   Year ended 10/31/03 .....     $  (0.36)     $  10.09         5.60%      $ 14,149         1.74%(d)         3.98%           28%
   Year ended 10/31/02 .....        (0.39)         9.90         2.44         17,592         1.71(d)          3.78            43
   Year ended 10/31/01 .....        (0.39)        10.05         9.39         16,650         1.74(d)          3.84           105
   Year ended 10/31/00 .....        (0.41)         9.56         6.98         13,930         1.80(d)          4.14           311
   Year ended 10/31/99 .....        (0.60)         9.32        (6.00)        19,679         1.70(d)          3.55           322

California Portfolio
   Class A
   Year ended 10/31/03 .....     $  (0.55)     $  10.63         3.15%      $644,868         0.77%(e)         4.93%           33%
   Year ended 10/31/02 .....        (0.56)        10.84         3.82        725,242         0.76(e)          5.05            23
   Year ended 10/31/01 .....        (0.56)        11.00         6.47        755,947         0.77(e)          4.98            78
   Year ended 10/31/00 .....        (0.56)        10.88         8.38        714,654         0.84(e)          5.32           124
   Year ended 10/31/99 .....        (0.57)        10.58        (1.80)       684,403         0.71(e)          4.88            88
   Class B
   Year ended 10/31/03 .....     $  (0.47)     $  10.63         2.43%      $237,147         1.48%(e)         4.22%           33%
   Year ended 10/31/02 .....        (0.49)        10.84         3.10        279,697         1.46(e)          4.35            23
   Year ended 10/31/01 .....        (0.49)        11.00         5.74        269,726         1.48(e)          4.26            78
   Year ended 10/31/00 .....        (0.48)        10.88         7.60        222,897         1.54(e)          4.61           124
   Year ended 10/31/99 .....        (0.49)        10.58        (2.47)       224,924         1.41(e)          4.14            88
   Class C
   Year ended 10/31/03 .....     $  (0.47)     $  10.63         2.43%      $170,003         1.47%(e)         4.23%           33%
   Year ended 10/31/02 .....        (0.49)        10.84         3.10        209,008         1.46(e)          4.35            23
   Year ended 10/31/01 .....        (0.49)        11.00         5.74        211,502         1.47(e)          4.25            78
   Year ended 10/31/00 .....        (0.48)        10.88         7.60        156,156         1.54(e)          4.62           124
   Year ended 10/31/99 .....        (0.49)        10.58        (2.39)       159,219         1.41(e)          4.17            88

Insured California Portfolio
   Class A
   Year ended 10/31/03 .....     $  (0.62)     $  14.03         3.39%      $124,817         1.07%            4.24%           34%
   Year ended 10/31/02 .....        (0.78)        14.17         3.65        144,973         1.03             4.43            31
   Year ended 10/31/01 .....        (0.66)        14.45        10.16        168,469         1.04             4.44           140
   Year ended 10/31/00 .....        (0.64)        13.74        10.02        115,983         1.09             4.82           174
   Year ended 10/31/99 .....        (0.63)        13.11        (3.74)       111,535         1.05             4.59           100
   Class B
   Year ended 10/31/03 .....     $  (0.52)     $  14.02         2.67%      $ 29,285         1.77%            3.52%           34%
   Year ended 10/31/02 .....        (0.68)        14.16         2.76         33,133         1.73             3.70            31
   Year ended 10/31/01 .....        (0.56)        14.46         9.38         27,015         1.74             3.72           140
   Year ended 10/31/00 .....        (0.54)        13.75         9.27         18,925         1.79             4.11           174
   Year ended 10/31/99 .....        (0.53)        13.11        (4.44)        21,628         1.76             3.85           100

--------------------------------------------------------------------------------

Please refer to the footnotes on page 56.



                                       48 & 49

                                                  Income from Investment Operations            Less Dividends and Distributions
                                            --------------------------------------------  ------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on                Dividends   Distributions
                                  Value,                       Investments    Total from   from Net   in Excess of    Distributions
                                Beginning   Net Investment   (both realized   Investment  Investment  Net Investment      from
   Fiscal Year or Period        of Period   Income(Loss)+(a) and unrealized)  Operations    Income        Income      Capital Gains
   ---------------------       -----------  ---------------- ---------------  ----------  ----------  -------------   --------------
Insured California Portfolio (continued)
   Class C
   Year ended 10/31/03 .....    $  14.16        $   0.50         $  (0.12)     $   0.38    $  (0.52)     $   0.00      $   0.00
   Year ended 10/31/02 .....       14.47            0.52            (0.15)         0.37       (0.53)        (0.03)        (0.12)
   Year ended 10/31/01 .....       13.75            0.52             0.76          1.28       (0.52)        (0.04)         0.00
   Year ended 10/31/00 .....       13.11            0.54             0.64          1.18       (0.54)         0.00          0.00
   Year ended 10/31/99 .....       14.25            0.54            (1.15)        (0.61)      (0.53)         0.00          0.00

Arizona Portfolio
   Class A
   Year ended 9/30/03 ......    $  11.02        $   0.51         $  (0.26)     $   0.25    $  (0.51)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.80            0.51             0.26          0.77       (0.51)        (0.04)         0.00
   Year ended 9/30/01 ......       10.47            0.54             0.34          0.88       (0.54)        (0.01)         0.00
   Year ended 9/30/00 ......       10.40            0.55             0.07          0.62       (0.55)         0.00          0.00
   Year ended 9/30/99 ......       11.03            0.51            (0.55)        (0.04)      (0.51)        (0.04)        (0.04)
   Class B
   Year ended 9/30/03 ......    $  11.00        $   0.43         $  (0.26)     $   0.17    $  (0.43)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.78            0.43             0.27          0.70       (0.43)        (0.05)         0.00
   Year ended 9/30/01 ......       10.46            0.47             0.33          0.80       (0.47)        (0.01)         0.00
   Year ended 9/30/00 ......       10.39            0.48             0.07          0.55       (0.48)         0.00          0.00
   Year ended 9/30/99 ......       11.03            0.43            (0.55)        (0.12)      (0.43)        (0.05)        (0.04)
   Class C
   Year ended 9/30/03 ......    $  11.00        $   0.43         $  (0.26)     $   0.17    $  (0.43)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.78            0.43             0.27          0.70       (0.43)        (0.05)         0.00
   Year ended 9/30/01 ......       10.46            0.47             0.33          0.80       (0.47)        (0.01)         0.00
   Year ended 9/30/00 ......       10.39            0.48             0.07          0.55       (0.48)         0.00          0.00
   Year ended 9/30/99 ......       11.03            0.43            (0.55)        (0.12)      (0.43)        (0.05)        (0.04)

Florida Portfolio
   Class A
   Year ended 9/30/03 ......    $  10.34        $   0.49         $  (0.13)     $   0.36    $  (0.53)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.16            0.52             0.19          0.71       (0.52)        (0.01)         0.00
   Year ended 9/30/01 ......        9.76            0.53             0.40          0.93       (0.53)         0.00          0.00
   Year ended 9/30/00 ......        9.81            0.53            (0.05)         0.48       (0.53)         0.00          0.00
   Year ended 9/30/99 ......       10.48            0.51            (0.65)        (0.14)      (0.51)        (0.02)         0.00
   Class B
   Year ended 9/30/03 ......    $  10.35        $   0.42         $  (0.14)     $   0.28    $  (0.45)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.17            0.45             0.18          0.63       (0.45)         0.00          0.00
   Year ended 9/30/01 ......        9.77            0.46             0.39          0.85       (0.45)         0.00          0.00
   Year ended 9/30/00 ......        9.81            0.46            (0.05)         0.41       (0.45)         0.00          0.00
   Year ended 9/30/99 ......       10.48            0.43            (0.64)        (0.21)      (0.43)        (0.03)         0.00
   Class C
   Year ended 9/30/03 ......    $  10.35        $   0.42         $  (0.14)     $   0.28    $  (0.45)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.17            0.45             0.18          0.63       (0.45)         0.00          0.00
   Year ended 9/30/01 ......        9.77            0.46             0.39          0.85       (0.45)         0.00          0.00
   Year ended 9/30/00 ......        9.81            0.46            (0.05)         0.41       (0.45)         0.00          0.00
   Year ended 9/30/99 ......       10.48            0.43            (0.64)        (0.21)      (0.43)        (0.03)         0.00

Massachusetts Portfolio
   Class A
   Year ended 9/30/03 ......    $  11.06        $   0.51         $  (0.26)     $   0.25    $  (0.52)     $   0.00      $   0.00
   Year ended 9/30/02 ......       11.05            0.54             0.04          0.58       (0.54)        (0.03)         0.00
   Year ended 9/30/01 ......       10.59            0.56             0.47          1.03       (0.56)        (0.01)         0.00
   Year ended 9/30/00 ......       10.66            0.58            (0.09)         0.49       (0.56)         0.00          0.00
   Year ended 9/30/99 ......       11.39            0.53            (0.66)        (0.13)      (0.53)        (0.04)        (0.03)
   Class B
   Year ended 9/30/03 ......    $  11.03        $   0.44         $  (0.25)     $   0.19    $  (0.45)     $   0.00      $   0.00
   Year ended 9/30/02 ......       11.03            0.47             0.03          0.50       (0.47)        (0.03)         0.00
   Year ended 9/30/01 ......       10.57            0.49             0.47          0.96       (0.49)        (0.01)         0.00
   Year ended 9/30/00 ......       10.65            0.50            (0.09)         0.41       (0.49)         0.00          0.00
   Year ended 9/30/99 ......       11.38            0.45            (0.65)        (0.20)      (0.45)        (0.05)        (0.03)
   Class C
   Year ended 9/30/03 ......    $  11.03        $   0.44         $  (0.25)     $   0.19    $  (0.45)     $   0.00      $   0.00
   Year ended 9/30/02 ......       11.03            0.47             0.03          0.50       (0.47)        (0.03)         0.00
   Year ended 9/30/01 ......       10.57            0.49             0.47          0.96       (0.49)        (0.01)         0.00
   Year ended 9/30/00 ......       10.65            0.50            (0.09)         0.41       (0.49)         0.00          0.00
   Year ended 9/30/99 ......       11.38            0.45            (0.65)        (0.20)      (0.45)        (0.05)        (0.03)

Michigan Portfolio
   Class A
   Year ended 9/30/03 ......    $  10.91        $   0.47         $  (0.17)     $   0.30    $  (0.52)     $   0.00      $   0.00
   Year ended 9/30/02 ......       10.63            0.49             0.32          0.81       (0.49)        (0.04)         0.00
   Year ended 9/30/01 ......       10.16            0.52             0.48          1.00       (0.52)        (0.01)         0.00
   Year ended 9/30/00 ......       10.06            0.53              .09           .62       (0.52)         0.00          0.00
   Year ended 9/30/99 ......       10.62            0.46            (0.45)         0.01       (0.46)        (0.04)        (0.07)


                                    Less
                                Distributions                                            Ratios/Supplemental Data
                                -------------                         -------------------------------------------------------------
                                    Total       Net Asset                                Ratio of      Ratio of Net
                                  Dividends      Value,                 Net Assets,      Expenses      Income/(Loss)
                                     and         End of      Total     End of Period    to Average       to Average     Portfolio
Fiscal Year or Period           Distributions    Period    Return(b)  (000's omitted)   Net Assets       Net Assets   Turnover Rate
---------------------           -------------   ---------  ---------  ---------------   ----------       -----------  -------------
Insured California Portfolio
   Class C
   Year ended 10/31/03 .....     $  (0.52)       $  14.02      2.67%       $ 21,951         1.77%            3.53%           34%
   Year ended 10/31/02 .....        (0.68)          14.16      2.69          22,715         1.73             3.71            31
   Year ended 10/31/01 .....        (0.56)          14.47      9.46          20,541         1.74             3.73           140
   Year ended 10/31/00 .....        (0.54)          13.75      9.27          15,536         1.79             4.12           174
   Year ended 10/31/99 .....        (0.53)          13.11     (4.44)         16,391         1.75             3.89           100

Arizona Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.51)       $  10.76      2.35%       $101,040         0.78%(f)         4.72%           28%
   Year ended 9/30/02 ......        (0.55)          11.02      7.33         121,245         0.78(f)          4.73            11
   Year ended 9/30/01 ......        (0.55)          10.80      8.56          88,261         0.78(f)          5.08           119
   Year ended 9/30/00 ......        (0.55)          10.47      6.17          47,258         0.78(f)          5.33           199
   Year ended 9/30/99 ......        (0.59)          10.40     (0.45)         38,472         0.78(f)          4.74           217
   Class B
   Year ended 9/30/03 ......     $  (0.43)       $  10.74      1.62%       $ 89,938         1.48%(f)         4.03%           28%
   Year ended 9/30/02 ......        (0.48)          11.00      6.65          92,349         1.48(f)          4.02            11
   Year ended 9/30/01 ......        (0.48)          10.78      7.76          56,024         1.48(f)          4.41           119
   Year ended 9/30/00 ......        (0.48)          10.46      5.45          34,232         1.48(f)          4.63           199
   Year ended 9/30/99 ......        (0.52)          10.39     (1.19)         31,242         1.48(f)          4.05           217
   Class C
   Year ended 9/30/03 ......     $  (0.43)       $  10.74      1.62%       $ 25,110         1.48%(f)         4.03%           28%
   Year ended 9/30/02 ......        (0.48)          11.00      6.65          24,258         1.48(f)          4.00            11
   Year ended 9/30/01 ......        (0.48)          10.78      7.76          13,407         1.48(f)          4.43           119
   Year ended 9/30/00 ......        (0.48)          10.46      5.45           8,941         1.48(f)          4.64           199
   Year ended 9/30/99 ......        (0.52)          10.39     (1.19)          9,368         1.48(f)          4.05           217

Florida Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.53)       $  10.17      3.54%       $109,543         0.78%(g)         4.80%           30%
   Year ended 9/30/02 ......        (0.53)          10.34      7.21         109,373         0.78(g)          5.18            20
   Year ended 9/30/01 ......        (0.53)          10.16      9.71          97,714         0.78(g)          5.33            70
   Year ended 9/30/00 ......        (0.53)           9.76      5.10          75,422         0.73(g)          5.52           281
   Year ended 9/30/99 ......        (0.53)           9.81     (1.38)         79,752         0.73(g)          4.94           244
   Class B
   Year ended 9/30/03 ......     $  (0.45)       $  10.18      2.82%       $104,874         1.48%(g)         4.09%           30%
   Year ended 9/30/02 ......        (0.45)          10.35      6.45         105,583         1.48(g)          4.47            20
   Year ended 9/30/01 ......        (0.45)          10.17      8.92          87,603         1.48(g)          4.62            70
   Year ended 9/30/00 ......        (0.45)           9.77      4.43          65,391         1.43(g)          4.82           281
   Year ended 9/30/99 ......        (0.46)           9.81     (2.06)         67,532         1.43(g)          4.25           244
   Class C
   Year ended 9/30/03 ......     $  (0.45)       $  10.18      2.82%       $ 46,929         1.48%(g)         4.09%           30%
   Year ended 9/30/02 ......        (0.45)          10.35      6.45          49,102         1.48(g)          4.47            20
   Year ended 9/30/01 ......        (0.45)          10.17      8.93          40,360         1.48(g)          4.64            70
   Year ended 9/30/00 ......        (0.45)           9.77      4.43          38,464         1.43(g)          4.83           281
   Year ended 9/30/99 ......        (0.46)           9.81     (2.06)         42,169         1.43(g)          4.24           244

Massachusetts Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.52)       $  10.79      2.39%       $ 46,342         0.82%(h)         4.71%           28%
   Year ended 9/30/02 ......        (0.57)          11.06      5.46          66,197         0.82(h)          4.97            27
   Year ended 9/30/01 ......        (0.57)          11.05      9.92          63,384         0.82(h)          5.20           108
   Year ended 9/30/00 ......        (0.56)          10.59      4.86          45,418         0.77(h)          5.53           389
   Year ended 9/30/99 ......        (0.60)          10.66     (1.24)         44,758         0.72(h)          4.74           303
   Class B
   Year ended 9/30/03 ......     $  (0.45)       $  10.77      1.76%       $ 73,979         1.52%(h)         4.02%           28%
   Year ended 9/30/02 ......        (0.50)          11.03      4.69          79,216         1.52(h)          4.28            27
   Year ended 9/30/01 ......        (0.50)          11.03      9.22          62,190         1.52(h)          4.53           108
   Year ended 9/30/00 ......        (0.49)          10.57      4.06          39,964         1.47(h)          4.83           389
   Year ended 9/30/99 ......        (0.53)          10.65     (1.87)         42,628         1.42(h)          4.06           303
   Class C
   Year ended 9/30/03 ......     $  (0.45)       $  10.77      1.76%       $ 46,542         1.52%(h)         4.02%           28%
   Year ended 9/30/02 ......        (0.50)          11.03      4.69          53,156         1.52(h)          4.28            27
   Year ended 9/30/01 ......        (0.50)          11.03      9.22          44,688         1.52(h)          4.53           108
   Year ended 9/30/00 ......        (0.49)          10.57      4.06          31,207         1.47(h)          4.83           389
   Year ended 9/30/99 ......        (0.53)          10.65     (1.87)         29,365         1.42(h)          4.05           303

Michigan Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.52)       $  10.69      2.66%       $ 53,022         1.01%(i)         4.38%           46%
   Year ended 9/30/02 ......        (0.53)          10.91      7.87          55,396         1.01(i)          4.57            18
   Year ended 9/30/01 ......        (0.53)          10.63     10.11          32,804         1.01(i)          5.01           115
   Year ended 9/30/00 ......        (0.52)          10.16      6.39          14,609         0.99(i)          5.30           287
   Year ended 9/30/99 ......        (0.57)          10.06      0.03          11,760         0.96(i)          4.48           213

--------------------------------------------------------------------------------

Please refer to the footnotes on page 56.



                                       50 & 51

                                                  Income from Investment Operations            Less Dividends and Distributions
                                            --------------------------------------------  ------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on                Dividends   Distributions
                                  Value,                       Investments    Total from   from Net   in Excess of    Distributions
                                Beginning   Net Investment   (both realized   Investment  Investment  Net Investment      from
   Fiscal Year or Period        of Period   Income(Loss)+(a) and unrealized)  Operations    Income        Income      Capital Gains
   ---------------------       -----------  ---------------- ---------------  ----------  ----------  -------------   --------------
Michigan Portfolio (continued)
   Class B
   Year ended 9/30/03 ......   $  10.89        $   0.40         $  (0.18)      $   0.22    $  (0.44)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.62            0.41             0.32           0.73       (0.41)        (0.05)         0.00
   Year ended 9/30/01 ......      10.15            0.45             0.48           0.93       (0.45)        (0.01)         0.00
   Year ended 9/30/00 ......      10.05            0.45             0.10           0.55       (0.45)         0.00          0.00
   Year ended 9/30/99 ......      10.61            0.39            (0.45)         (0.06)      (0.39)        (0.04)        (0.07)
   Class C
   Year ended 9/30/03 ......   $  10.89        $   0.40         $  (0.18)      $   0.22    $  (0.44)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.62            0.41             0.32           0.73       (0.41)        (0.05)         0.00
   Year ended 9/30/01 ......      10.14            0.45             0.49           0.94       (0.45)        (0.01)         0.00
   Year ended 9/30/00 ......      10.05            0.46             0.08           0.54       (0.45)         0.00          0.00
   Year ended 9/30/99 ......      10.61            0.40            (0.46)         (0.06)      (0.40)        (0.03)        (0.07)

Minnesota Portfolio
   Class A
   Year ended 9/30/03 ......   $  10.31        $   0.45         $  (0.15)      $   0.30    $  (0.46)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.09            0.48             0.25           0.73       (0.48)        (0.03)         0.00
   Year ended 9/30/01 ......       9.72            0.52             0.38           0.90       (0.52)        (0.01)         0.00
   Year ended 9/30/00 ......       9.67            0.53             0.03           0.56        0.51)         0.00          0.00
   Year ended 9/30/99 ......      10.22            0.49            (0.53)         (0.04)      (0.49)        (0.02)         0.00
   Class B
   Year ended 9/30/03 ......   $  10.31        $   0.38         $  (0.15)      $   0.23    $  (0.39)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.08            0.40             0.27           0.67       (0.40)        (0.04)         0.00
   Year ended 9/30/01 ......       9.72            0.45             0.37           0.82       (0.45)        (0.01)         0.00
   Year ended 9/30/00 ......       9.67            0.46             0.03           0.49       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.22            0.42            (0.53)         (0.11)      (0.42)        (0.02)         0.00
   Class C
   Year ended 9/30/03 ......   $  10.32        $   0.38         $  (0.15)      $   0.23    $  (0.39)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.10            0.40             0.26           0.66       (0.40)        (0.04)         0.00
   Year ended 9/30/01 ......       9.72            0.45             0.39           0.84       (0.45)        (0.01)         0.00
   Year ended 9/30/00 ......       9.67            0.46             0.03           0.49       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.22            0.42            (0.53)         (0.11)      (0.42)        (0.02)         0.00

New Jersey Portfolio
   Class A
   Year ended 9/30/03 ......   $  10.03        $   0.45         $  (0.22)      $   0.23    $  (0.46)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.11            0.48            (0.05)          0.43       (0.48)        (0.03)         0.00
   Year ended 9/30/01 ......       9.92            0.52             0.20           0.72       (0.52)        (0.01)         0.00
   Year ended 9/30/00 ......       9.93            0.52            (0.02)          0.50       (0.51)         0.00          0.00
   Year ended 9/30/99 ......      10.46            0.49            (0.51)         (0.02)      (0.49)        (0.02)         0.00
   Class B
   Year ended 9/30/03 ......   $  10.04        $   0.38         $  (0.23)      $   0.15    $  (0.39)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.11            0.41            (0.04)          0.37       (0.41)        (0.03)         0.00
   Year ended 9/30/01 ......       9.92            0.44             0.20           0.64       (0.44)        (0.01)         0.00
   Year ended 9/30/00 ......       9.93            0.45            (0.02)          0.43       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.46            0.42            (0.51)         (0.09)      (0.42)        (0.02)         0.00
   Class C
   Year ended 9/30/03 ......   $  10.04        $   0.38         $  (0.22)      $   0.16    $  (0.39)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.11            0.41            (0.04)          0.37       (0.41)        (0.03)         0.00
   Year ended 9/30/01 ......       9.93            0.44             0.19           0.63       (0.44)        (0.01)         0.00
   Year ended 9/30/00 ......       9.93            0.45            (0.01)          0.44       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.46            0.43            (0.52)         (0.09)      (0.43)        (0.01)         0.00

New York Portfolio
   Class A
   Year ended 10/31/03 .....   $   9.69        $   0.50         $   0.11       $   0.61    $  (0.51)     $   0.00      $   0.00
   Year ended 10/31/02 .....       9.93            0.53            (0.25)          0.28       (0.52)         0.00          0.00
   Year ended 10/31/01 .....       9.70            0.53             0.22           0.75       (0.52)         0.00          0.00
   Year ended 10/31/00 .....       9.45            0.52             0.25           0.77       (0.52)         0.00          0.00
   Year ended 10/31/99 .....      10.29            0.51            (0.83)         (0.32)      (0.51)        (0.01)         0.00
   Class B
   Year ended 10/31/03 .....   $   9.68        $   0.43         $   0.11       $   0.54    $  (0.44)     $   0.00      $   0.00
   Year ended 10/31/02 .....       9.93            0.46            (0.26)          0.20       (0.45)         0.00          0.00
   Year ended 10/31/01 .....       9.70            0.45             0.23           0.68       (0.45)         0.00          0.00
   Year ended 10/31/00 .....       9.45            0.45             0.25           0.70       (0.45)         0.00          0.00
   Year ended 10/31/99 .....      10.29            0.44            (0.83)         (0.39)      (0.44)        (0.01)         0.00
   Class C
   Year ended 10/31/03 .....   $   9.68        $   0.43         $   0.11       $   0.54    $  (0.44)     $   0.00      $   0.00
   Year ended 10/31/02 .....       9.94            0.46            (0.27)          0.19       (0.45)         0.00          0.00
   Year ended 10/31/01 .....       9.71            0.46             0.22           0.68       (0.45)         0.00          0.00
   Year ended 10/31/00 .....       9.45            0.45             0.26           0.71       (0.45)         0.00          0.00
   Year ended 10/31/99 .....      10.29            0.44            (0.83)         (0.39)      (0.44)        (0.01)         0.00


                                    Less
                                Distributions                                            Ratios/Supplemental Data
                                -------------                         -------------------------------------------------------------
                                    Total       Net Asset                                Ratio of      Ratio of Net
                                  Dividends      Value,                 Net Assets,      Expenses      Income/(Loss)
                                     and         End of      Total     End of Period    to Average       to Average     Portfolio
Fiscal Year or Period           Distributions    Period    Return(b)  (000's omitted)   Net Assets       Net Assets   Turnover Rate
---------------------           -------------   ---------  ---------  ---------------   ----------     -------------  -------------
Michigan Portfolio
   Class B
   Year ended 9/30/03 ......     $  (0.44)      $  10.67       1.95%    $ 58,034           1.71%(i)         3.69%            46%
   Year ended 9/30/02 ......        (0.46)         10.89       7.06       53,097           1.71(i)          3.86             18
   Year ended 9/30/01 ......        (0.46)         10.62       9.39       29,436           1.71(i)          4.34            115
   Year ended 9/30/00 ......        (0.45)         10.15       5.55       14,943           1.69(i)          4.59            287
   Year ended 9/30/99 ......        (0.50)         10.05      (0.64)      13,844           1.66(i)          3.79            213
   Class C
   Year ended 9/30/03 ......     $  (0.44)      $  10.67       1.95%    $ 54,996           1.71%(i)         3.69%            46%
   Year ended 9/30/02 ......        (0.46)         10.89       7.06       57,818           1.71(i)          3.86             18
   Year ended 9/30/01 ......        (0.46)         10.62       9.50       24,142           1.71(i)          4.35            115
   Year ended 9/30/00 ......        (0.45)         10.14       5.55       12,061           1.69(i)          4.60            287
   Year ended 9/30/99 ......        (0.50)         10.05      (0.64)      10,747           1.66(i)          3.78            213

Minnesota Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.46)      $  10.15       3.05%    $ 67,521           0.90%(j)         4.42%            32%
   Year ended 9/30/02 ......        (0.51)         10.31       7.46       65,850           0.90(j)          4.75             29
   Year ended 9/30/01 ......        (0.53)         10.09       9.44       30,501           0.90(j)          5.23             61
   Year ended 9/30/00 ......        (0.51)          9.72       6.09       20,212           0.81(j)          5.57            307
   Year ended 9/30/99 ......        (0.51)          9.67      (0.48)      10,601           0.75(j)          4.90            259
   Class B
   Year ended 9/30/03 ......     $  (0.39)      $  10.15       2.34%    $ 24,366           1.60%(j)         3.72%            32%
   Year ended 9/30/02 ......        (0.44)         10.31       6.84       24,340           1.60(j)          4.04             29
   Year ended 9/30/01 ......        (0.46)         10.08       8.61       17,304           1.60(j)          4.52             61
   Year ended 9/30/00 ......        (0.44)          9.72       5.32       12,064           1.51(j)          4.81            307
   Year ended 9/30/99 ......        (0.44)          9.67      (1.19)      14,111           1.46(j)          4.16            259
   Class C
   Year ended 9/30/03 ......     $  (0.39)      $  10.16       2.34%    $ 19,248           1.60%(j)         3.70%            32%
   Year ended 9/30/02 ......        (0.44)         10.32       6.72       20,401           1.60(j)          4.01             29
   Year ended 9/30/01 ......        (0.46)         10.10       8.82       11,434           1.60(j)          4.51             61
   Year ended 9/30/00 ......        (0.44)          9.72       5.32        7,524           1.50(j)          4.84            307
   Year ended 9/30/99 ......        (0.44)          9.67      (1.19)       9,081           1.45(j)          4.17            259

New Jersey Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.46)      $   9.80       2.39%    $ 81,632           0.87%(k)         4.53%            45%
   Year ended 9/30/02 ......        (0.51)         10.03       4.42       94,865           0.87(k)          4.80             49
   Year ended 9/30/01 ......        (0.53)         10.11       7.33       80,489           0.87(k)          5.04            111
   Year ended 9/30/00 ......        (0.51)          9.92       5.31       49,667           0.85(k)          5.36            224
   Year ended 9/30/99 ......        (0.51)          9.93      (0.29)      33,109           0.82(k)          4.82            131
   Class B
   Year ended 9/30/03 ......     $  (0.39)      $   9.80       1.56%    $110,294           1.57%(k)         3.83%            45%
   Year ended 9/30/02 ......        (0.44)         10.04       3.79      127,025           1.57(k)          4.10             49
   Year ended 9/30/01 ......        (0.45)         10.11       6.56      103,889           1.57(k)          4.33            111
   Year ended 9/30/00 ......        (0.44)          9.92       4.53       62,149           1.55(k)          4.63            224
   Year ended 9/30/99 ......        (0.44)          9.93      (0.99)      64,929           1.53(k)          4.10            131
   Class C
   Year ended 9/30/03 ......     $  (0.39)      $   9.81       1.66%    $ 45,633           1.57%(k)         3.83%            45%
   Year ended 9/30/02 ......        (0.44)         10.04       3.78       56,295           1.57(k)          4.10             49
   Year ended 9/30/01 ......        (0.45)         10.11       6.45       46,025           1.57(k)          4.34            111
   Year ended 9/30/00 ......        (0.44)          9.93       4.63       31,115           1.54(k)          4.64            224
   Year ended 9/30/99 ......        (0.44)          9.93      (0.99)      32,578           1.52(k)          4.12            131

New York Portfolio
   Class A
   Year ended 10/31/03 .....     $  (0.51)      $   9.79       6.39%    $311,596           0.58%(l)         5.09%            35%
   Year ended 10/31/02 .....        (0.52)          9.69       2.89      322,621           0.58(l)          5.42             33
   Year ended 10/31/01 .....        (0.52)          9.93       7.86      326,500           0.59(l)          5.28             92
   Year ended 10/31/00 .....        (0.52)          9.70       8.42      259,997           0.77(l)          5.46            187
   Year ended 10/31/99 .....        (0.52)          9.45      (3.27)     234,835           0.61(l)          5.12            134
   Class B
   Year ended 10/31/03 .....     $  (0.44)      $   9.78       5.64%    $171,881           1.29%(l)         4.38%            35%
   Year ended 10/31/02 .....        (0.45)          9.68       2.04      184,700           1.29(l)          4.70             33
   Year ended 10/31/01 .....        (0.45)          9.93       7.10      165,787           1.30(l)          4.59             92
   Year ended 10/31/00 .....        (0.45)          9.70       7.61      100,651           1.48(l)          4.75            187
   Year ended 10/31/99 .....        (0.45)          9.45      (3.96)     111,283           1.32(l)          4.38            134
   Class C
   Year ended 10/31/03 .....     $  (0.44)      $   9.78       5.64%    $ 52,206           1.29%(l)         4.38%            35%
   Year ended 10/31/02 .....        (0.45)          9.68       1.94       57,386           1.29(l)          4.71             33
   Year ended 10/31/01 .....        (0.45)          9.94       7.09       54,631           1.30(l)          4.60             92
   Year ended 10/31/00 .....        (0.45)          9.71       7.72       42,888           1.47(l)          4.76            187
   Year ended 10/31/99 .....        (0.45)          9.45      (3.96)      48,205           1.31(l)          4.41            134

--------------------------------------------------------------------------------

Please refer to the footnotes on page 56.



                                       52 & 53

                                                  Income from Investment Operations            Less Dividends and Distributions
                                            --------------------------------------------  ------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on                Dividends   Distributions
                                  Value,                       Investments    Total from   from Net   in Excess of    Distributions
                                Beginning   Net Investment   (both realized   Investment  Investment  Net Investment      from
   Fiscal Year or Period        of Period   Income(Loss)+(a) and unrealized)  Operations    Income        Income      Capital Gains
   ---------------------       -----------  ---------------- ---------------  ----------  ----------  -------------   --------------
Ohio Portfolio
   Class A
   Year ended 9/30/03 ......   $  10.02        $   0.46+        $   0.05       $   0.51    $  (0.48)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.01            0.50+            0.04           0.54       (0.51)        (0.02)         0.00
   Year ended 9/30/01 ......       9.77            0.54+            0.23           0.77       (0.53)         0.00          0.00
   Year ended 9/30/00 ......       9.86            0.54+           (0.12)          0.42       (0.51)         0.00          0.00
   Year ended 9/30/99 ......      10.45            0.49+           (0.55)         (0.06)      (0.49)        (0.04)         0.00
   Class B
   Year ended 9/30/03 ......   $  10.02        $   0.39+        $   0.04       $   0.43    $  (0.41)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.01            0.43+            0.05           0.48       (0.44)        (0.03)         0.00
   Year ended 9/30/01 ......       9.77            0.47+            0.24           0.71       (0.47)         0.00          0.00
   Year ended 9/30/00 ......       9.86            0.46+           (0.11)          0.35       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.45            0.43+           (0.57)         (0.14)      (0.43)        (0.02)         0.00
   Class C
   Year ended 9/30/03 ......   $  10.02        $   0.39+        $   0.05       $   0.44    $  (0.41)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.02            0.43+            0.04           0.47       (0.44)        (0.03)         0.00
   Year ended 9/30/01 ......       9.77            0.47+            0.25           0.72       (0.47)         0.00          0.00
   Year ended 9/30/00 ......       9.86            0.47+           (0.12)          0.35       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.45            0.43+           (0.57)         (0.14)      (0.43)        (0.02)         0.00

Pennsylvania Portfolio
   Class A
   Year ended 9/30/03 ......   $  10.58        $   0.50+        $  (0.14)      $   0.36    $  (0.50)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.42            0.51+            0.18           0.69       (0.51)        (0.02)         0.00
   Year ended 9/30/01 ......       9.88            0.52+            0.55           1.07       (0.52)        (0.01)         0.00
   Year ended 9/30/00 ......       9.89            0.52+           (0.01)          0.51       (0.52)         0.00          0.00
   Year ended 9/30/99 ......      10.66            0.49+           (0.73)         (0.24)      (0.49)        (0.04)         0.00
   Class B
   Year ended 9/30/03 ......   $  10.58        $   0.44+        $  (0.15)      $   0.29    $  (0.43)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.41            0.45+            0.18           0.63       (0.45)        (0.01)         0.00
   Year ended 9/30/01 ......       9.88            0.45+            0.54           0.99       (0.45)        (0.01)         0.00
   Year ended 9/30/00 ......       9.89            0.45+           (0.02)          0.43       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.66            0.41+           (0.73)         (0.32)      (0.41)        (0.04)         0.00
   Class C
   Year ended 9/30/03 ......   $  10.58        $   0.44+        $  (0.15)      $   0.29    $  (0.43)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.41            0.45+            0.18           0.63       (0.45)        (0.01)         0.00
   Year ended 9/30/01 ......       9.88            0.45+            0.54           0.99       (0.45)        (0.01)         0.00
   Year ended 9/30/00 ......       9.89            0.46+           (0.03)          0.43       (0.44)         0.00          0.00
   Year ended 9/30/99 ......      10.66            0.41+           (0.73)         (0.32)      (0.41)        (0.04)         0.00

Virginia Portfolio
   Class A
   Year ended 9/30/03 ......   $  10.77        $   0.52+        $  (0.03)      $   0.49    $  (0.51)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.54            0.52+            0.25           0.77       (0.52)        (0.02)         0.00
   Year ended 9/30/01 ......      10.35            0.54+            0.20           0.74       (0.54)        (0.01)         0.00
   Year ended 9/30/00 ......      10.32            0.56+            0.02           0.58       (0.55)         0.00          0.00
   Year ended 9/30/99 ......      11.02            0.49+           (0.60)         (0.11)      (0.49)        (0.07)        (0.03)
   Class B
   Year ended 9/30/03 ......   $  10.75        $   0.45+        $  (0.04)      $   0.41    $  (0.43)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.53            0.45+            0.24           0.69       (0.45)        (0.02)         0.00
   Year ended 9/30/01 ......      10.34            0.47+            0.20           0.67       (0.47)        (0.01)         0.00
   Year ended 9/30/00 ......      10.31            0.49+            0.02           0.51       (0.48)         0.00          0.00
   Year ended 9/30/99 ......      11.01            0.42+           (0.60)         (0.18)      (0.42)        (0.07)        (0.03)
   Class C
   Year ended 9/30/03 ......   $  10.75        $   0.45+        $  (0.04)      $   0.41    $  (0.43)     $   0.00      $   0.00
   Year ended 9/30/02 ......      10.52            0.45+            0.25           0.70       (0.45)        (0.02)         0.00
   Year ended 9/30/01 ......      10.33            0.47+            0.20           0.67       (0.47)        (0.01)         0.00
   Year ended 9/30/00 ......      10.31            0.49+            0.01           0.50       (0.48)         0.00          0.00
   Year ended 9/30/99 ......      11.01            0.42+           (0.60)         (0.18)      (0.42)        (0.07)        (0.03)

Intermediate Diversified
Municipal Portfolio
   Class A
   Year ended 9/30/03 ......   $  14.37        $   0.47         $  (0.02)      $   0.45    $  (0.47)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      14.01            0.33             0.36           0.69       (0.33)         0.00          0.00
   Class B
   Year ended 9/30/03 ......   $  14.38        $   0.37         $  (0.03)      $   0.34    $  (0.37)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      14.01            0.27             0.37           0.64       (0.27)         0.00          0.00
   Class C
   Year ended 9/30/03 ......   $  14.37        $   0.37         $  (0.02)      $   0.35    $  (0.37)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      14.01            0.27             0.36           0.63       (0.27)         0.00          0.00


                                    Less
                                Distributions                                            Ratios/Supplemental Data
                                -------------                         -------------------------------------------------------------
                                    Total       Net Asset                                Ratio of      Ratio of Net
                                  Dividends      Value,                 Net Assets,      Expenses      Income/(Loss)
                                     and         End of      Total     End of Period    to Average       to Average     Portfolio
Fiscal Year or Period           Distributions    Period    Return(b)  (000's omitted)   Net Assets       Net Assets   Turnover Rate
---------------------           -------------   ---------  ---------  ---------------   ----------     -------------  -------------
Ohio Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.48)      $  10.05       5.20%      $ 75,102         0.85%(m)          4.59%            23%
   Year ended 9/30/02 ......        (0.53)         10.02       5.57         70,223         0.85(m)           4.99             34
   Year ended 9/30/01 ......        (0.53)         10.01       8.04         46,855         0.85(m)           5.42             32
   Year ended 9/30/00 ......        (0.51)          9.77       4.54         32,490         0.76(m)           5.57            307
   Year ended 9/30/99 ......        (0.53)          9.86      (0.70)        27,229         0.75(m)           4.88            208
   Class B
   Year ended 9/30/03 ......     $  (0.41)      $  10.04       4.37%      $ 83,422         1.55%(m)          3.88%            23%
   Year ended 9/30/02 ......        (0.47)         10.02       4.87         73,159         1.55(m)           4.29             34
   Year ended 9/30/01 ......        (0.47)         10.01       7.33         54,575         1.55(m)           4.72             32
   Year ended 9/30/00 ......        (0.44)          9.77       3.78         40,812         1.47(m)           4.84            307
   Year ended 9/30/99 ......        (0.45)          9.86      (1.38)        49,055         1.46(m)           4.17            208
   Class C
   Year ended 9/30/03 ......     $  (0.41)      $  10.05       4.47%      $ 54,062         1.55%(m)          3.89%            23%
   Year ended 9/30/02 ......        (0.47)         10.02       4.77         53,883         1.55(m)           4.29             34
   Year ended 9/30/01 ......        (0.47)         10.02       7.43         36,500         1.55(m)           4.71             32
   Year ended 9/30/00 ......        (0.44)          9.77       3.78         22,909         1.46(m)           4.85            307
   Year ended 9/30/99 ......        (0.45)          9.86      (1.38)        24,126         1.45(m)           4.18            208

Pennsylvania Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.50)      $  10.44       3.57%      $ 84,053         0.95%(n)          4.91%            17%
   Year ended 9/30/02 ......        (0.53)         10.58       6.88         99,426         0.95(n)           4.98             38
   Year ended 9/30/01 ......        (0.53)         10.42      11.11         96,834         0.95(n)           5.15            112
   Year ended 9/30/00 ......        (0.52)          9.88       5.35         68,288         0.95(n)           5.40            356
   Year ended 9/30/99 ......        (0.53)          9.89      (2.43)        62,479         0.95(n)           4.68            249
   Class B
   Year ended 9/30/03 ......     $  (0.43)      $  10.44       2.84%      $ 68,409         1.65%(n)          4.21%            17%
   Year ended 9/30/02 ......        (0.46)         10.58       6.26         74,390         1.65(n)           4.35             38
   Year ended 9/30/01 ......        (0.46)         10.41      10.25         62,038         1.65(n)           4.36            112
   Year ended 9/30/00 ......        (0.44)          9.88       4.58         44,713         1.66(n)           4.69            356
   Year ended 9/30/99 ......        (0.45)          9.89      (3.10)        52,012         1.66(n)           3.96            249
   Class C
   Year ended 9/30/03 ......     $  (0.43)      $  10.44       2.84%      $ 42,917         1.65%(n)          4.20%            17%
   Year ended 9/30/02 ......        (0.46)         10.58       6.26         46,296         1.65(n)           4.30             38
   Year ended 9/30/01 ......        (0.46)         10.41      10.25         33,334         1.65(n)           4.42            112
   Year ended 9/30/00 ......        (0.44)          9.88       4.58         23,306         1.65(n)           4.71            356
   Year ended 9/30/99 ......        (0.45)          9.89      (3.10)        27,916         1.65(n)           3.98            249

Virginia Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.51)      $  10.75       4.66%      $ 71,572         0.72%(o)          4.87%            25%
   Year ended 9/30/02 ......        (0.54)         10.77       7.58         76,797         0.72(o)           4.95             16
   Year ended 9/30/01 ......        (0.55)         10.54       7.32         53,306         0.72(o)           5.18            134
   Year ended 9/30/00 ......        (0.55)         10.35       5.88         37,784         0.67(o)           5.52            289
   Year ended 9/30/99 ......        (0.59)         10.32      (1.10)        28,148         0.67(o)           4.67            311
   Class B
   Year ended 9/30/03 ......     $  (0.43)      $  10.73       3.94%      $ 82,541         1.42%(o)          4.18%            25%
   Year ended 9/30/02 ......        (0.47)         10.75       6.78         85,842         1.42(o)           4.27             16
   Year ended 9/30/01 ......        (0.48)         10.53       6.62         69,534         1.42(o)           4.49            134
   Year ended 9/30/00 ......        (0.48)         10.34       5.16         49,216         1.37(o)           4.83            289
   Year ended 9/30/99 ......        (0.52)         10.31      (1.73)        42,007         1.37(o)           3.97            311
   Class C
   Year ended 9/30/03 ......     $  (0.43)      $  10.73       3.94%      $ 33,486         1.42%(o)          4.17%            25%
   Year ended 9/30/02 ......        (0.47)         10.75       6.88         34,396         1.42(o)           4.26             16
   Year ended 9/30/01 ......        (0.48)         10.52       6.62         24,116         1.42(o)           4.48            134
   Year ended 9/30/00 ......        (0.48)         10.33       5.06         16,848         1.37(o)           4.83            289
   Year ended 9/30/99 ......        (0.52)         10.31      (1.73)        12,962         1.37(o)           3.97            311

Intermediate Diversified
Municipal Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.47)      $  14.35       3.22%      $140,781         0.88%             3.28%            38%
   2/01/02++ to 9/30/02 ....        (0.33)         14.37       5.02         81,944         0.94*             3.42*            22
   Class B
   Year ended 9/30/03 ......     $  (0.37)      $  14.35       2.43%      $115,690         1.59%             2.58%            38%
   2/01/02++ to 9/30/02 ....        (0.27)         14.38       4.63         53,115         1.65*             2.75*            22
   Class C
   Year ended 9/30/03 ......     $  (0.37)      $  14.35       2.50%      $112,298         1.59%             2.57%            38%
   2/01/02++ to 9/30/02 ....        (0.27)         14.37       4.55         51,419         1.65*             2.71*            22

--------------------------------------------------------------------------------

Please refer to the footnotes on page 56.



                                       54 & 55

                                                  Income from Investment Operations            Less Dividends and Distributions
                                            --------------------------------------------  ------------------------------------------
                                                               Net Gains
                                Net Asset                     or Losses on                Dividends   Distributions
                                  Value,                       Investments    Total from   from Net   in Excess of    Distributions
                                Beginning   Net Investment   (both realized   Investment  Investment  Net Investment      from
   Fiscal Year or Period        of Period   Income(Loss)+(a) and unrealized)  Operations    Income        Income      Capital Gains
   ---------------------       -----------  ---------------- ---------------  ----------  ----------  -------------   --------------
Intermediate California
Municipal Portfolio
   Class A
   Year ended 9/30/03 ......   $  14.59        $   0.43         $  (0.13)      $   0.30    $  (0.43)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      14.22            0.30             0.37           0.67       (0.30)         0.00          0.00
   Class B
   Year ended 9/30/03 ......   $  14.59        $   0.33         $  (0.13)      $   0.20    $  (0.33)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      14.22            0.23             0.37           0.60       (0.23)         0.00          0.00
   Class C
   Year ended 9/30/03 ......   $  14.59        $   0.33         $  (0.13)      $   0.20    $  (0.33)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      14.22            0.23             0.37           0.60       (0.23)         0.00          0.00

Intermediate New York
Municipal Portfolio
   Class A
   Year ended 9/30/03 ......   $  14.22        $   0.46         $  (0.01)      $   0.45    $  (0.46)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      13.82            0.32             0.40           0.72       (0.32)         0.00          0.00
   Class B
   Year ended 9/30/03 ......   $  14.22        $   0.36         $  (0.02)      $   0.34    $  (0.36)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      13.82            0.26             0.40           0.66       (0.26)         0.00          0.00
   Class C
   Year ended 9/30/03 ......   $  14.23        $   0.36         $  (0.02)      $   0.34    $  (0.36)(p)  $   0.00      $   0.00
   2/01/02++ to 9/30/02 ....      13.82            0.26             0.41           0.67       (0.26)         0.00          0.00


                                    Less
                                Distributions                                            Ratios/Supplemental Data
                                -------------                         -------------------------------------------------------------
                                    Total       Net Asset                                Ratio of      Ratio of Net
                                  Dividends      Value,                 Net Assets,      Expenses      Income/(Loss)
                                     and         End of      Total     End of Period    to Average       to Average     Portfolio
Fiscal Year or Period           Distributions    Period    Return(b)  (000's omitted)   Net Assets       Net Assets   Turnover Rate
---------------------           -------------   ---------  ---------  ---------------   ----------     -------------  -------------
Intermediate California
Municipal Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.43)      $  14.46       2.13%      $ 53,570          0.90%            3.00%            44%
   2/01/02++ to 9/30/02 ....        (0.30)         14.59       4.76         34,909          0.97*            2.98*            31
   Class B
   Year ended 9/30/03 ......     $  (0.33)      $  14.46       1.41%      $ 39,915          1.61%            2.29%            44%
   2/01/02++ to 9/30/02 ....        (0.23)         14.59       4.30         18,688          1.68*            2.27*            31
   Class C
   Year ended 9/30/03 ......     $  (0.31)      $  14.46       1.41%      $ 50,071          1.61%            2.28%            44%
   2/01/02++ to 9/30/02 ....        (0.23)         14.59       4.28         23,746          1.68*            2.28*            31

Intermediate New York
Municipal Portfolio
   Class A
   Year ended 9/30/03 ......     $  (0.46)      $  14.21       3.25%      $ 78,518          0.90%            3.22%            29%
   2/01/02++ to 9/30/02 ....        (0.32)         14.22       5.30         36,760          0.95*            3.39*            37
   Class B
   Year ended 9/30/03 ......     $  (0.36)      $  14.20       2.45%      $ 62,916          1.61%            2.52%            29%
   2/01/02++ to 9/30/02 ....        (0.26)         14.22       4.82         25,635          1.67*            2.69*            37
   Class C
   Year ended 9/30/03 ......     $  (0.36)      $  14.21       2.44%      $ 61,526          1.61%            2.49%            29%
   2/01/02++ to 9/30/02 ....        (0.26)         14.23       4.89         17,847          1.66*            2.65*            37

--------------------------------------------------------------------------------
Please refer to the footnotes on page 56.


*     Annualized.
+ Net of expenses assumed and/or waived by Alliance, except in the case of the Insured California Portfolio for the fiscal years ended October 31, 1999, 2000, 2001, 2002 and 2003.
++    Commencement of operations.
(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(c) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.07%, 1.06%, 1.11% and 1.12% for Class A shares, 1.81%,
      1.77%, 1.79%, 1.79% and 1.74% for Class B shares and 1.81%, 1.76%, 1.78%,
      1.79% and 1.79% for Class C shares.
(d) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.16%, 1.13%, 1.14%, 1.16% and 1.10% for Class A shares, 1.87%, 1.84%, 1.85%, 1.87% and 1.79% for Class B shares and 1.86%, 1.83%,
      1.85%, 1.85% and 1.80% for Class C shares.
(e) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.02%, 1.01%, 1.02%, 1.04% and 1.04% for Class A shares, 1.73%,
      1.72%, 1.73%, 1.74% and 1.72% for Class B shares and 1.72%, 1.71%, 1.72%,
      1.74% and 1.74% for Class C shares.
(f) If the Arizona Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.12%, 1.22%, 1.29% and 1.39% for Class A shares, 1.82%,
      1.82%, 1.93%, 1.99% and 2.16% for Class B shares and 1.82%, 1.82%, 1.93%,
      1.99% and 2.17% for Class C shares.
(g) If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.09%, 1.13%, 1.14% and 1.18% for Class A shares, 1.81%,
      1.79%, 1.84%, 1.85% and 1.91% for Class B shares and 1.81%, 1.79%, 1.83%,
      1.85% and 1.91% for Class C shares.
(h) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.17%, 1.12%, 1.19%, 1.63% and 1.24% for Class A shares, 1.89%, 1.83%, 1.90%, 1.94% and 1.97% for Class B shares and 1.88%, 1.82%,
      1.90%, 1.93% and 1.96% for Class C shares.
(i) If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.20%, 1.21%, 1.44%, 1.63% and 1.62% for Class A shares, 1.92%,
      1.92%, 2.16%, 2.34% and 2.44% for Class B shares and 1.90%, 1.93%, 2.16%,
      2.34% and 2.43% for Class C shares.
(j) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.19%, 1.29%, 1.49%, 1.66% and 1.63% for Class A shares, 1.90%,
      1.99%, 2.19%, 2.37% and 2.43% for Class B shares and 1.89%, 1.99%, 2.19%,
      2.36% and 2.44% for Class C shares.
(k) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.13%, 1.11%, 1.13%, 1.23% and 1.25% for Class A shares, 1.84%,
      1.82%, 1.84%, 1.94% and 1.99% for Class B shares and 1.83%, 1.81%, 1.83%,
      1.93% and 1.98% for Class C shares.
(l) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.06%, 1.05%, 1.04%, 1.10% and 1.11% for Class A shares, 1.77%,
      1.78%, 1.76%, 1.81% and 1.76% for Class B shares and 1.77%, 1.77%, 1.76%,
      1.80% and 1.77% for Class C shares.
(m) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.15%, 1.15%, 1.20%, 1.29% and 1.30% for Class A shares, 1.86%,
      1.85%, 1.91%, 2.00% and 2.01% for Class B shares and 1.85%, 1.85%, 1.90%,
      1.99% and 2.01% for Class C shares.
(n) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.16%, 1.13%, 1.16%, 1.23% and 1.24% for Class A shares, 1.87%, 1.84%, 1.86%, 1.94% and 1.98% for Class B shares and 1.87%, 1.83%,
      1.86%, 1.93% and 1.98% for Class C shares.
(o) If the Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.15%, 1.15%, 1.21%, 1.26% and 1.43% for Class A shares, 1.85%,
      1.86%, 1.92%, 1.97% and 2.20% for Class B shares and 1.85%, 1.86%, 1.92%,
      1.96% and 2.19% for Class C shares.
(p) Distributions from net investment income include taxable income of $0.01 for Class A, B and C shares, respectively, of the Intermediate Diversified Municipal Portfolio, $0.02 for Class A, B and C shares, respectively, of the Intermediate California Municipal Portfolio, and $0.01 for Class A, B and C shares, respectively, of the Intermediate New York Municipal Portfolio.



                                     56 & 57

For more information about the Portfolios, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting Alliance:


By mail:             c/o Alliance Global Investor Services
                     P.O. Box 786003
                     San Antonio, TX 78278-6003


By phone:            For Information:  800-221-5672
                     For Literature:   800-227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.


o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.


You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

SEC File Nos
------------
811-04791
811-07618
811-5555

--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)
Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

MUNIPRO0204

[LOGO]                         ALLIANCEBERNSTEIN MUNICIPAL INCOME
                               FUND, INC.

-----------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618

-----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                         February 2, 2004

-----------------------------------------------------------------

            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 2, 2004, for the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio and New York Portfolio (the "Portfolios") of the AllianceBernstein Municipal Income Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Portfolios (the "Prospectus") and, if the Portfolios begin to offer Advisor Class shares, the prospectus for the Portfolios that offers the Advisor Class shares of the Portfolios (the "Advisor Class Prospectus" and, together with the Prospectus, for the Portfolios that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Portfolios currently do not offer Advisor Class shares. Financial statements for the Fund for the year ended October 31, 2003 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                             Page
                                                             ----

Investment Policies and Restrictions..........................
Management of the Fund........................................
Expenses of the Fund..........................................
Purchase of Shares............................................
Redemption and Repurchase of Shares...........................
Shareholder Services..........................................
Net Asset Value...............................................
Dividends, Distributions and Taxes............................
Brokerage and Portfolio Transactions..........................
General Information...........................................
Financial Statements and Report of Independent Auditors.......
Appendix A: Bond and Commercial Paper Ratings.................A-1
Appendix B: Futures Contracts and Related Options.............B-1
Appendix C: Options on Municipal and U.S.
  Government Securities.......................................C-1
Appendix D: Commission Schedule...............................D-1

--------
SM:  This service mark is used under license from the owner.

-----------------------------------------------------------------

               INVESTMENT POLICIES AND RESTRICTIONS

-----------------------------------------------------------------

            The Fund is an open-end investment company comprising the diversified National and Insured National Portfolios and the non-diversified California, Insured California and New York Portfolios. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified prior to a material change in such policies.

National and Insured National Portfolios
----------------------------------------

            As a matter of fundamental policy, the National Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax. For purposes of this policy, net assets include any borrowings for investment purposes. The National Portfolio invests principally in a diversified portfolio of municipal securities with interest that is wholly exempt from federal income taxes except when received by a shareholder who is subject to the Alternative Minimum Tax ("AMT").

            As a matter of fundamental policy, the Insured National Portfolio invests, under normal circumstances, at least
(i) 80% of its net assets in municipal securities with interest which is exempt from federal income tax, including the AMT, and
(ii) 65% of its total assets in insured securities. The Insured National Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of these policies, net assets include any borrowings for investment purposes. The Insured National Portfolio invests principally in a diversified portfolio of AMT-Exempt bonds that also are insured securities.

            The National and Insured National Portfolios may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state. The investment policies of the Insured National Portfolio differ from those of the National Portfolio in two respects:

                  - whereas the National Portfolio invests (and is permitted to invest without limit) in AMT-Subject bonds, the Insured National Portfolio invests principally in AMT-Exempt bonds; and

                  - as a matter of fundamental policy, the Insured National Portfolio, under normal market conditions, invests at least 65% of its total assets in insured securities. As described above, the Insured National Portfolio normally invests at least 80% of its net assets in insured securities.

State Portfolios
----------------

            Each of the California Portfolio, Insured California Portfolio and New York Portfolio (the "State Portfolios") is non-diversified and invests principally in municipal securities substantially all the interest from which (and substantially all the related dividends to shareholders) is exempt from federal income tax and from personal income tax in the named State. Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the named state. Each State Portfolio, other than the Insured California Portfolio, may invest without limit in AMT-Subject bonds.

            Each State Portfolio also may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named State if such municipal securities generate interest exempt from federal income tax and personal income tax in the named State. When Alliance Capital Management L.P. ("Alliance" or the "Adviser") believes that municipal securities of the named State that meet the Portfolio's quality standards are not available, the Portfolio may invest in securities whose interest payments are only federally tax-exempt.

     California and Insured California Portfolios.
     ---------------------------------------------

            As a matter of fundamental policy, the California Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax and at least 80% of its net assets in municipal securities of California or municipal securities with interest which is otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

            As a matter of fundamental policy, the Insured California Portfolio invests, under normal circumstances, at least (i) 80% of its net assets in municipal securities with interest which is exempt from federal income tax, including the AMT, (ii) 65% of its total assets in insured securities, and
(iii) 80% of its net assets in municipal securities of California or municipal securities with interest which is otherwise exempt from California state income tax. The Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, and the fundamental policies above, net assets include any borrowings for investment purposes.

     New York Portfolio.
     -------------------

            As a matter of fundamental policy, the New York Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax and at least 80% of its net assets in municipal securities of New York or municipal securities with interest which is otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

Other Investment Policies
-------------------------

            Each Portfolio will invest at least 75% of its total assets in municipal securities rated at the time of purchase Baa or higher by Moody's Investor Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") or, if unrated, determined by Alliance to be of comparable quality. In addition, each Portfolio may invest up to 35% of its total assets in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest. The average dollar weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years.

            The Portfolios will limit their investments in illiquid securities to 10% of their net assets.

Insurance Feature of the Insured National and
Insured California Portfolios
-----------------------------

            The Insured National Portfolio and Insured California normally invest at least 80% of their net assets in insured securities. Based upon the expected composition of each of the Insured National Portfolio and Insured California Portfolio, Alliance estimates that the annual premiums for insurance will range from .12 to 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Portfolio's assets, will reduce their current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National Portfolio and Insured California Portfolio reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

            The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P or Fitch.

Alternative Minimum Tax
-----------------------

            Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

            Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Risk of Concentration In a Single State
---------------------------------------

            The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

            Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Description of the Portfolios-Principal Policies-Municipal Securities" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

            The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement as updated on October 30, 2003 with respect to New York and a Preliminary Official Statement dated December 1, 2003 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK PORTFOLIO
------------------

            The following is based on information obtained from the Annual Information Statement of the State of New York, dated
May 30, 2003 and the Update to the Annual Information Statement dated October 30, 2003.

Debt Reform Act of 2000
-----------------------

            The Debt Reform Act of 2000 (Debt Reform Act) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions:
(a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income; (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

            The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14. Debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

            The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation
------------------------------------------------

            In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

            As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments
-------------------

            The September 11, 2001 terrorist attack had a more severe impact on the New York economy than on that of any other state. Therefore, not surprisingly, the State's economy is only now emerging from the most recent recession. DOB now estimates that State employment fell 1.8 percent in 2002, and wage income is estimated to have declined 3.8 percent. The unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003. Employment growth was weaker than expected during the last quarter of 2002. The weaker job base, combined with the sluggishness of the national economic recovery, has led DOB to anticipate marginally lower employment growth for the 2003-04 State fiscal year than projected in the Executive Budget. Growth in wages and salaries is expected to be marginally lower as well.


            In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling a rebound in income growth in that sector.


Current Fiscal Year
-------------------


            The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.


            The 2003-04 Executive Budget reflected
recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.


            The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB analysis of the Enacted Budget indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits are provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of Federal aid and management actions is expected to keep the 2003-04 budget in balance.


            At mid-year, the State's 2003-04 Financial Plan remains solidly balanced based on the availability of one-time Federal aid that was authorized after this year's budget was enacted. While these receipts help to ensure balance in the current year, the State continues to face a significant financial gap in 2004-05.


            A number of steps have been taken to address the State's fiscal situation. Aggressive austerity measures that require all State agencies to carefully scrutinize discretionary expenditures are in place, and a strict hiring freeze has been maintained. The Governor is also working with legislative leaders on statutory measures that could be enacted to provide further savings and begin to address next year's gap.


2002-03 Fiscal Year
-------------------


            In the revised 2002-03 Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.


            After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund ("TSRF"), $20 million in the Contingency Reserve Fund ("CRF") to pay costs related to litigation against the State, and $85 million in the Community Projects Fund ("CPF"), which pays primarily for legislative "member items."

2001-02 Fiscal Year
-------------------

            The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

            General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial
Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

            General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-2001 Fiscal Year
---------------------

            The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-Kindergarten Fund.

            In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

            The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief
(STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

            General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

Economic Overview
-----------------

            New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

            The services sector, which includes professional and business services, education and healthcare, leisure and hospitality services, and other services, accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

            Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

            The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New
York but is only the third largest, when measured by income share.

            New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole.
Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

            Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

            Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

            The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

            In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attack resulted in a slowdown in New York that was more serious than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

            State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities
-----------------

            The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2002, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State Authorities was $104.7 billion, only a portion of which constitutes State-supported or State-related debt.


            Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2003-04 fiscal year.


            In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. Legislation enacted with the 2003-04 Budget relating to LGAC and NYC MAC intends that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding NYC MAC bonds. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.


            The State also provides for contingent
contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formally issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2003-04 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

            Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

            The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

            Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

            State legislation accompanying the 2000-01 enacted budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-04 Capital Programs. There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Program Review Board may amend the 2000-2004 Capital Programs from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-2004 Capital Programs are delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation
-----------------------------

            The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City
-------------

            As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.


            To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attack on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority ("TFA") in 1997 and TSASC Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.


            For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.


            For the 2000-01 and 2001-02 fiscal years (ending June
30), the City's General Fund had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.


            The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-03 gap-closing program included resources from agency actions and actions to be taken by the Federal and State governments and the municipal unions. The 2002-03 budget also included $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.


            On January 28, 2003, the City released a modification to its four-year financial plan, which incorporated changes since the June 2002 financial plan. Compared to the June Plan, the January modification projects significantly lowered tax revenues due to the continuing decline in financial services sector profits, and reflected other revised forecasts, such as higher pension costs. The modification also reflected the implementation of an 18.49 percent property tax increase, effective January 1, 2003, as well as agency actions to reduce planned spending and increased revenues that were included in the November modification. The January modification assumed the successful implementation of a program to close projected gaps of approximately $486 million in fiscal year 2002-03 and $3.4 billion in fiscal year 2003-04.


            On April 15, 2003 the City released the Executive Budget for fiscal year 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget, the budget gap was projected to be $3.8 billion in fiscal year 2003-04. The plan anticipated closing this budget gap through a $600 million gap-closing program, state actions totaling $2.7 billion (including a request for restoration of executive budget cuts, PIT (personal income tax) reform and other State legislative proposals), a $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport lease.


            The City has recognized $2.7 billion in State assistance as a result of the fiscal year 2003-04 State Budget that was enacted in May of 2003.


            In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the NYC MAC, to provide the City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities
----------------

            Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003-04 fiscal year, or thereafter.


            Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, other localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

            The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2003-04 fiscal year or thereafter.


            Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 State Financial Plan. The State believes that the proposed 2003-04 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2003-04 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2003-04 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 State Financial Plan.

CALIFORNIA PORTFOLIO
--------------------

            The following is based on information obtained from a Preliminary Official Statement, dated December 1, 2003, relating to $1,500,000,000 State of California Various Purpose General
Obligation Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

            Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

            Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

            Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

            Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

            The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

            As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

            Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

            The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs.

State Indebtedness
------------------

            The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

            The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

            As of November 1, 2003, the State had outstanding $30,006,212,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $24,021,001,000 of long-term general obligations bonds. This latter figure consists of $13,640,802,000 of general obligation bonds that are authorized by State finance committees to be issued initially as commercial paper notes and $10,380,199,000 of other authorized but unissued general obligation debt.


            The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $1.4 billion of variable rate general obligation bonds, representing 4.7% of the State's total outstanding general obligation bonds as of November 1, 2003.


            In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $6,600,772,136 General Fund-supported lease-purchase debt outstanding as of November 1, 2003.


            As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. The State issued $5.7 billion of 2001-02 RANs on October 4, 2001, which matured on June 28, 2002. To provide additional cash resources necessary to pay the State's obligations at the end of fiscal year 2001-02 and the beginning of fiscal year 2002-03, the State issued $7.5 billion of RAWs in June 2002 ("2002 RAWs"). The State issued a total of $12.5 billion of 2002-03 RANs ("2002 RANs") in October 2002 and November 2002 to partially fund its cash flow needs in fiscal year 2002-03, including repayment of the 2002 RAWs. The State Controller issued $10.965 billion of RAWs on June 18, 2003, to provide enough additional cash to pay the maturing 2002 RANs and to pay other State obligations in June 2003 and in the first months of the 2003-04 fiscal year.


Prior Fiscal Years' Budgets
---------------------------


            Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years.


            The economy grew strongly during the five fiscal years beginning in 1995-96, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

Fiscal Year 2001-02 Budget
--------------------------

            The 2001 Budget Act (for fiscal year 2001-02) was signed by the Governor July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. It was expected that this could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties ("SFEU") at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources ("DWR") for power purchases would be repaid with interest.


            The final estimate of fiscal year 2001-02 revenues and expenditures, included in the 2003-04 Governor's Budget in January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.


            Within a few months after the start of the 2001-02 fiscal year, the Governor recognized that economic growth and stock market levels were not meeting projections, and that revenues were falling below projections. Accordingly, the Governor imposed an immediate spending freeze for many State agencies in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002. Despite these steps, as noted above, the State ended the fiscal year with a $2.1 billion negative fund balance.


Fiscal Year 2002-03 Budget
--------------------------


            The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget"), projected a decline in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, the Governor projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.


            The 2002 Budget Act was signed by the Governor on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.


            Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.


            In late November 2002, the Governor directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional non-essential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In December 2002, the Governor released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). The Governor requested action on these proposals early in 2003 in order to maximize savings in the 2002-03 fiscal year. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for 2002-03 and $5.3 billion for 2003-04).


            In January 2003, the State General Fund received $2.5 billion from the first sale of the State's portion of future receipt of payments from tobacco companies from the settlement of litigation against the tobacco companies. The second sale, which raised $2.264 billion for the General Fund, was completed in September 2003.


Fiscal Year 2003-04 Budget
--------------------------


            The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.


            The 2003-04 Governor's Budget proposed to close the $34.6 billion budget shortfall with expenditure reductions, including the reduction of the vehicle license fee "backfill" to cities and counties, the "realignment" or shift of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases, fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings (including a pension obligation bond issue to pay all or a portion of the 2003-04 retirement obligation for certain state retirement systems).


            On May 14, 2003, the Governor released the May Revision to the 2003-04 Governor's Budget (the "May Revision"). The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result principally of the loss of the tobacco securitization proceeds, the May Revision estimate of the budget gap for 2002-03 and 2003-04 increased from $34.6 billion to $38.2 billion.


            After months of negotiation between the Governor and the Legislature, the 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by the Governor on August 2, 2003, after vetoing $47 million ($1 million General Fund and $46 million bond funds). The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of "fiscal recovery bonds" to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003.


            Under the 2003 Budget Act, General Fund revenues are projected to increase 3.3 percent, from $70.9 billion in 2002-03 to $73.3 billion in 2003-04. The revenue projections incorporate a 4 percent increase in State tax revenues (as projected by the Legislative Analyst's Office in August 2003), reflecting a correspondingly moderate growth in the State's economy and the State Department of Finance believes such forecast is reasonable.


Addressing the $38.2 Billion Shortfall
--------------------------------------


            In May 2003, the Governor projected that, without further corrective action, the State would face an estimated $38.2 billion shortfall for fiscal years 2002-03 and 2003-04 combined. This estimate was based on the expenditure levels as required by the Constitution and State law, mandated by the federal government, or ordered by the courts, and accounted for scheduled cost of living adjustments, as well as increases due, among other things, to enrollment, caseload and population growth. Approximately $10.4 billion of this shortfall was addressed through legislative action taken in the spring of 2003 ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The remainder of the shortfall is addressed through the issuance of fiscal recovery bonds which are expected to generate proceeds in the amount of approximately $10.7 billion in 2003-04 and other solutions contained in the 2003 Budget Act. Absent the corrective measures contained in the 2003 Budget Act, the State was projected to expend $90.9 billion in 2003-04 rather than the budgeted $71.1 billion.


Governor Schwarzenegger's Proposals
-----------------------------------


            At a special election held on October 7, 2003 the Governor of the State, Gray Davis, was recalled and replaced as Governor by Arnold Schwarzenegger. Governor Schwarzenegger took office on November 17, 2003. Governor Schwarzenegger has proposed to place before the voters in March 2004 a bond measure that would authorize the issuance of up to $17 billion of general obligation bonds in order to provide net proceeds of up to $15 billion to address the State's estimated accumulated General Fund budget deficit as of June 30, 2004. The general obligation bonds would be issued in lieu of fiscal recovery bonds (or to refund fiscal recovery bonds if any are issued). The Governor has also pledged not to place the general obligation bond measure on the March 2004 ballot unless the Legislature also approves the placement of a Constitutional amendment imposing a state spending cap on the same ballot. The Legislature initially rejected the Governor's proposal on December 8, 2003, but a compromise proposal was approved on December 12, 2003.

Economic Overview
-----------------

            California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. Employment grew by about 79,000 jobs between January 2002 and May 2002 as the State began to recover. The recovery then stalled, however, and since then, the economy has been sluggish, with unemployment varying narrowly between 6.6 percent and 6.9 percent.


            The State's July 1, 2002 population of over 35 million represented over 12 percent of the total United States population.

Litigation
----------

            The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

Insurance Feature
-----------------

            The insurance feature is generally described in the Prospectus under "Description of the Portfolios - Principal Policies--Insurance Feature of the Insured National and Insured California Portfolios". Although the Insured National and Insured California Portfolios may purchase municipal notes that are insured, municipal notes generally are not insured. Accordingly, the Insured National and Insured California Portfolios do not presently expect that any significant portion of the municipal notes they purchase will be covered by insurance. Securities other than municipal bonds and notes purchased by the Portfolios will not be covered by insurance.

            The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline companies provided any such company has a claims-paying ability rated "A" or better by S&P or Moody's. The Adviser is aware of seven such insurers, MBIA Insurance Corporation
("MBIA"), Financial Guaranty Insurance Company ("FGIC"), Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc., Financial Security Assurance Inc. ("FSA"), a wholly-owned subsidiary of Financial Security
Assurance Holdings Ltd., a separately capitalized member of the Dexia group, a group of European financial services companies.
ACA Financial Guaranty Corporation ("ACA"), a wholly-owned subsidiary of American Capital Access Holdings Limited, Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance
Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc., and XL Capital Assurance, Inc. ("XLCA"), a wholly-owned subsidiary of XL Capital Ltd. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

            It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios reduces credit risk by ensuring that a Portfolio will receive payment of principal and interest within 30 days of receipt of notice that non-payment has occurred, it does not protect against market fluctuations caused by changes in interest rates and other factors. The notice requirement applies to each missed payment of principal or interest.

            The information relating to MBIA, FGIC, Ambac, FSA,
ACA and Radian contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

            MBIA. MBIA is the principal operating subsidiary of MBIA Inc. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA was incorporated and is domiciled in the state of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands and Puerto Rico. As of September 30, 2003, MBIA had total assets of $30,136 million, and total liabilities of $24,050 million. The address of MBIA is 113 King Street, Armonk, New York 10504.


            FGIC. Until August of 2003, when it was purchased by an investor group, FGIC was a wholly-owned subsidiary of General Electric Capital Corporation. FGIC is now an independent company. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2003, FGIC had total assets of $3,312.3 million and total liabilities of $993.0 million. The address of FGIC is 125 Park Avenue, New York, New York 10017.


            Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia and Puerto Rico. As of September 30, 2003, Ambac Financial Group, Inc. and all of its subsidiaries had total assets of $16,344.4 million and total liabilities of $12,255.1 million. The address of Ambac's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.


            FSA. FSA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2003, FSA held, on a consolidated basis, total assets of $10,984.6 million and total liabilities of $8,908.1 million. The registered office of FSA is located at 350 Park Avenue, New York, New York 10022.


            ACA. ACA is a Maryland-domiciled insurance company specializing in guaranteeing transactions in underserved segments of the municipal, structured finance, international and special surety markets. ACA is licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. ACA was founded in 1997 with an initial capitalization of $242 million consisting of $117 million cash capitalization, a $50 million capital facility from Zurich Reinsurance, N.A., and a $75 million excess of loss reinsurance policy from Capital Reinsurance Company. As of June 30, 2003, ACA had admitted assets of $330.1 million and total liabilities of $194.9 million. ACA's principal business office is located at 140 Broadway, New York, New York 10005.


            Radian. Radian is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of September 30, 2003, Radian Group, Inc. and its subsidiaries held total assets of $6.2 billion and total liabilities of $3.0 billion. Radian's principal business office is located at 335 Madison Avenue, 25th Floor, New York, New York 10017.


            XLCA. XLCA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. XLCA is a wholly-owned subsidiary of XL Capital Ltd., a Bermuda-based holding company and one of the world's leading providers of insurance, reinsurance and related services. As of September 30, 2003, XL Capital Ltd. had consolidated assets of $39.6 billion. XLCA's principal business office is located at 1221 Avenue of the Americas, New York, New York 10020.

Additional Investment Policies
------------------------------

            Except as otherwise noted, the following investment policies apply to all Portfolios of the Fund.

            General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

            Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

            Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

            Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

            A Portfolio may invest a maximum of 35% of its total assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

            Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

            Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

            Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio's investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity. A Portfolio will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Portfolio from the securities is exempt from, as applicable, Federal and state income taxes.

            Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

            Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes, and tax-exempt commercial paper.

            Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long- term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

            Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

            There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolios.

            Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values, and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions and, in the case of the Insured National and Insured California Portfolios, after taking into account the cost of any insurance obtainable on such municipal securities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although from time to time there have been proposals which would require registration in the future.

            After purchase by a Portfolio, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

            Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

            From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Portfolio and the value of the Portfolio would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

            Futures Contracts and Options on Futures Contracts. Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government securities or contracts based on financial indices, including an index of municipal securities or U.S. Government Securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.

            The Portfolios have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore are not subject to regulation as a pool operator under that Act. The Portfolios have adopted a policy that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Portfolio's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets.

            The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If the Adviser were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

            For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

            Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by the Portfolios.

            A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

            In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities. A straddle is a combination of a call and a put written on the same underlying security.

            The Portfolios intend to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

            In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

            If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

            The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. These Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios-Description of Additional Investment Practices -- Illiquid Securities" in the Prospectus.

            Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or the seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

            A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio.


            A Portfolio may enter into a credit default swap that provides for settlement by physical delivery and, at the time of entering into the swap, such delivery would not result in the Portfolio investing less than 75% of its total assets in municipal securities rated lower than Baa or BBB. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

            Interest Rate Transactions. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

            A Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Adviser anticipates purchasing for the Portfolio at a later date. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

            Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolios hedging its assets liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly. they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

            The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolios would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

            There is no limit on the amount of interest rate swap transactions that may be entered into by any of the Portfolios. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. A Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

            When-Issued Securities and Forward Commitments. Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

            When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No when-issued or forward commitments will be made by any Portfolio if, as a result, more than 20% of the value of such Portfolio's total assets would be committed to such transactions.

            General. The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

            A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

            Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

            Illiquid Securities. Subject to any applicable fundamental investment policy, a Portfolio will not maintain more than 10% of its net assets in illiquid securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale.

            Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

            Special Risk Considerations. Securities rated Baa are considered by Moody's or BB by S&P or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

            The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

            The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

            The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

            Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

            In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Investment Restrictions
-----------------------

            Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio (1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less.

            Each of the National, Insured National, California and New York Portfolios may not:

                        (1) Invest 25% or more of its total
                  assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities issued by governmental users (including private activity bonds issued by governmental users), U.S. Government securities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

                        (2) Pledge, hypothecate, mortgage or
                  otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets, to secure borrowings for temporary or emergency purposes;

                        (3) Make short sales of securities,
                  maintain a short position or purchase
                  securities on margin;

                        (4) Participate on a joint or joint and
                  several basis in any securities trading
                  account;

                        (5) Issue any senior security within the
                  meaning of the 1940 Act;

                        (6) Make loans of its assets to any
                  person, except for (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 7 below, and (iii) entering into repurchase agreements;

                        (7) Act as an underwriter of securities
                  of other issuers, except that a Portfolio may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

                        (8) Invest in commodities or commodity
                  contracts, except that a Portfolio may invest in futures contracts and options thereon;

                        (9) Purchase or sell real estate; or

                        (10) Borrow money except from banks for
                  temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all borrowings by the Portfolio) less liabilities (not including all borrowings by the Portfolio) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made.

            The Insured California Portfolio may not:

                        (1) Invest more than 25% of its total
                  assets in a single industry, except that there is no limit on the amount of its assets which may be invested in municipal securities issued by governments or political subdivisions thereof, in a particular segment of the municipal securities market or in U.S. Government securities;

                        (2) Borrow money, except from banks for
                  temporary purposes and then in amounts not in excess of 10% of the value of the Insured California Portfolio's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts not in excess of 15% of the value of the Insured California Portfolio's total assets at the time of such borrowing. All borrowings at any time outstanding will be repaid before any additional investments are made. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Insured California Portfolio by enabling it to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.);

                        (3) Make loans, except to the extent the
                  Insured California Portfolio's investments described in the Prospectus may be considered to be loans;

                        (4) Have more than 5% of its assets
                  invested in repurchase agreements with the same dealer; or

                        (5) Purchase or sell real estate (but
                  without limitation on the purchase of municipal securities secured by real estate or interests therein), issue senior securities, purchase commodities or commodity contracts (except that the Insured California Portfolio may invest in futures contracts), engage in short sales or purchase securities on margin except that this paragraph (5) shall not limit the Insured California Portfolio from borrowing or pledging assets as provided in paragraph (1).

                        (6) Underwrite securities issued by other
                  persons or purchase any securities as to which it would be deemed an underwriter under the Securities Act except to the extent the Insured California Portfolio may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

            Whenever any of the investment restrictions listed above states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation. Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act of at least 300% for all borrowings of the Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND

-----------------------------------------------------------------

Adviser
-------

            Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

            Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2003, totaling approximately $438 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.


            At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.


            Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

            Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be employees of the Adviser or its affiliates.

            The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

            The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by affiliates of the Adviser. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $472,500 in respect of such services during the fiscal year of the Fund ended October 31, 2003.


            Under the terms of the Advisory Agreement, the National, New York and California Portfolios pay the Adviser an advisory fee at an annual rate of .625 of 1% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Advisory Agreement provides for a fee at an annual rate of .625% of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. For the Insured California Portfolio, the Advisory Agreement provides for a fee at an annual rate of .55 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% in excess of $400 million of its average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total operational expenses for each Portfolio except Insured California Portfolio do not exceed the portfolio distribution rate as determined from time to time by the Board of Directors. This contractual agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Portfolio's fiscal year end.


            Effective as of January 1, 2004, the Adviser voluntarily waived a portion of its advisory fee. This waiver may be terminated at any time, but it is expected to continue for at least five years. The advisory fee waiver would reduce advisory fees to 0.45% for each Portfolio.

            For the fiscal year ended October 31, 2001, advisory fees paid to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $3,961,866, $1,307,037, $2,948,374, $7,143,501, and
969,758, respectively. Of such amounts, $2,694,069, $208,218,
$2,240,764, $2,857,400 and $0, respectively, was waived by the Adviser.

            For the fiscal year ended October 31, 2002, advisory fees paid to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $4,075,159, $1,339,567, $3,525,018, $7,641,348 and
$1,134,269, respectively. Of such amounts, $2,771,108, $249,999,
$2,679,013, $3,056,539 and $0, respectively, was waived by the Adviser.

            For the fiscal year ended October 31, 2003, advisory fees paid to the Adviser with respect to the National, Insured National, New York, California and Insured California Portfolios amounted to $3,729,811, $1,253,454, $3,449,588, $7,257,720 and
$1,052,043, respectively. Of such amounts, $2,536,272, $250,000,
$2,621,688, $2,903,087 and $-0-, respectively, was waived by the Adviser.


            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement continues in effect with respect to each Portfolio provided that such continuance is approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, the Board of Directors approved the continuance of the Advisory Agreement for each Portfolio for another annual term at their meeting held on July 22-24, 2003.


            The Advisory Agreement is terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.


            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, Inc., AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Municipal Trust, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Premier Growth Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Small Cap Growth Fund, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers
----------------------

Board of Directors Information
------------------------------

            The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                          PRINCIPAL            PORTFOLIOS        OTHER
NAME, AGE AND ADDRESS OF  OCCUPATION(S)        IN FUND COMPLEX   DIRECTORSHIPS
DIRECTOR,                 DURING PAST          OVERSEEN          HELD BY
(YEARS OF SERVICE*)       5 YEARS              BY DIRECTOR       DIRECTOR
----------------------    --------------       ----------------  --------

INTERESTED DIRECTOR

Marc O. Mayer,** 46,      Executive Vice       68                None
1345 Avenue of the        President of ACMC
Americas,                 since 2001; prior
New York, NY 10105        thereto, Chief
(Elected on November 18,  Executive Officer of
2003)                     Sanford C. Bernstein
                          & Co., LLC ("SCB &
                          Co.") and its
                          predecessor since
                          prior to 1999.

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr.,    Investment Adviser   116               None
#+ 71,                    and an independent
2 Sound View Drive,       consultant.  He was
Suite 100,                formerly Senior
Greenwich, CT 06830       Manager of Barrett
(5)                       Associates, Inc., a
                          registered investment
                          adviser, with which
                          he had been
                          associated since
                          prior to 1999.  He
                          was formerly Deputy
                          Comptroller and Chief
                          Investment Officer of
                          the State of New York
                          and, prior thereto,
                          Chief Investment
                          Officer of the New
                          York Bank for Savings.

Ruth Block,#+ 73,         Formerly Executive   96                None
500 S.E. Mizner Blvd.,    Vice President and
Boca Raton, FL 33432      the Chief Insurance
(16)                      Officer of The Equitable
                          Life Assurance Society
                          of the  United States;
                          Chairman and Chief
                          Executive Officer of
                          Evlico; Director of
                          Avon, BP (oil and gas),
                          Ecolab Incorporated
                          (specialty chemicals),
                          Tandem Financial Group
                          and Donaldson, Lufkin
                          & Jenrette Securities
                          Corporation; former
                          Governor at Large,
                          National Association
                          of Securities
                          Dealers, Inc.

David H. Dievler,#+ 74,   Independent          100               None
P.O. Box 167, Spring      consultant.  Until
Lake, NJ 07762            December 1994 he
(16)                      was Senior Vice President
                          of ACMC responsible
                          for mutual fund
                          administration. Prior
                          to joining ACMC in
                          1984 he was Chief
                          Financial Officer
                          of Eberstadt Asset
                          Management since
                          1968. Prior to that he
                          was Senior Manager
                          at Price Waterhouse &
                          Co. Member of American
                          Institute of Certified
                          Public Accountants since
                          1953.

John H. Dobkin,#+ 61,     Consultant.          98                None
P.O. Box 12,              Formerly President
Annandale, NY 12504       of Save Venice, Inc.
(5)                       (preservation
                          organization) from
                          2001-2002, Senior
                          Advisor from June
                          1999-June 2000 and
                          President of
                          Historic Hudson
                          Valley (historic
                          preservation) from
                          December 1989-May
                          1999.  Previously,
                          Director of the
                          National Academy of
                          Design and during
                          1988-1992, Director
                          and Chairman of the
                          Audit Committee of
                          ACMC.

Clifford L. Michel,#+     Senior Counsel of    97                Placer Dome,
64,                       the law firm of                        Inc.
St. Bernard's Road,       Cahill Gordon &
Gladstone, NJ 07934       Reindel since
(16)                      February 2001 and a
                          partner of that firm
                          for more than
                          twenty-five years
                          prior thereto.  He
                          is President and
                          Chief Executive
                          Officer of Wenonah
                          Development Company
                          (investments) and a
                          Director of Placer
                          Dome, Inc. (mining).

Donald J. Robinson,#+     Senior Counsel to    92                None
69,                       the law firm of
98 Hell's Peak Road,      Orrick, Herrington
Weston, VT 05161          & Sutcliffe LLP
(7)                       since prior to 1999.
                          Formerly a senior
                          partner and a member
                          of the Executive
                          Committee of that firm.
                          He was also a member
                          and Chairman of the
                          Municipal Securities
                          Rulemaking Board and
                          Trustee of the Museum
                          of the City of New York.

--------
*     There is no stated term of office for the Fund's Directors.
**    Mr. Mayer is an "interested person," as defined in the 1940
      Act, of the Fund because of an affiliation with Alliance.
#     Member of the Audit Committee.
+     Member of the Nominating Committee.

            The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

            In approving the most recent annual continuance of the Fund's Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

            The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreement for certain Portfolios that provide for waiver of fees by the Adviser or reimbursement of expenses if needed to maintain certain monthly distribution rates, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

            In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that each Portfolio reimburses the Adviser for the cost of providing certain administrative services. In evaluating each Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Portfolios.

            The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

      The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.


                             DOLLAR RANGE              AGGREGATE DOLLAR RANGE
                             OF EQUITY                 OF EQUITY SECURITIES IN
                             SECURITIES IN             THE ALLIANCEBERNSTEIN
                             THE FUND AS OF            FUND COMLPEX AS OF
                             DECEMBER 31, 2003         DECEMBER 31, 2003
                             -----------------         -----------------

Marc O. Mayer                None                      Over $100,000
Ruth Block                   None                      Over $100,000
David H. Dievler             $10,001-$50,000           Over $100,000
John H. Dobkin               None                      Over $100,000
William H. Foulk, Jr.        None                      Over $100,000
Clifford L. Michel           None                      Over $100,000
Donald J. Robinson           None                      Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*                    POSITION(S) HELD      PRINCIPAL OCCUPATION
AND (AGE)                         WITH FUND             DURIN G PAST 5 YEARS
------------------                -----------------     -------------------

Marc O. Mayer, (46)               President            See biography above.

Kathleen A. Corbet, (43)          Senior Vice          Executive Vice President
                                  President            of ACMC,** with which
                                                       she has been associated
                                                       since prior to 1999.

Robert B. Davidson II, (41)       Senior Vice          Senior Vice President
                                  President            of ACMC,** with which he
                                                       has been associated
                                                       since prior to 1999.

David M. Dowden, (38)             Vice President       Senior Vice President of
                                                       ACMC,** with which he has
                                                       been associated since
                                                       1999.

Terrance T. Hults, (37)           Vice President       Senior Vice President of
                                                       ACMC,** with which he
                                                       has been associated
                                                       since prior to 1999.

William E. Oliver, (54)           Vice President       Senior Vice President of
                                                       ACMC,** with which he
                                                       has been associated
                                                       since prior to 1999.

Mark R. Manley, (41)              Secretary            Senior Vice President
                                                       and Acting General
                                                       Counsel of ACMC,** with
                                                       which he has been
                                                       associated since prior
                                                       to 1999.

Andrew L. Gangolf, (49)           Assistant Secretary  Senior Vice President
                                                       and Assistant General
                                                       Counsel of
                                                       AllianceBernstein
                                                       Investment Research and
                                                       Management, Inc.
                                                       ("ABIRM"),** with which
                                                       he has been associated
                                                       since prior to 1999.

Mark D. Gersten, (53)             Treasurer and Chief  Senior Vice President of
                                  Financial Officer    AGIS** and Vice President
                                                       of ABIRM,** with which
                                                       he has been associated
                                                       since prior to 1999.

Thomas R. Manley, (52)            Controller           Vice President of
                                                       ACMC,** with which he
                                                       has been associated
                                                       since prior to 1999.

--------
*     The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    ACMC, ABIRM, and AGIS are affiliates of the Fund.

            The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 2003, the aggregate compensation paid to each of the Directors during calendar year 2003 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


                                                                     Total
                                                                     Number of
                                                                     Investment
                                                                     Portfolios
                                                                     within
                                                                     the
                                                      Total          Alliance-
                                                      Number of      Bernstein
                                                      Funds          Fund
                                                      in the         Complex,
                                                      Alliance-      Including
                                       Total          Bernstein      the
                                       Compensation   Fund Complex,  Fund,
                                       from the       Including the  as to
                                       Alliance-      Fund,          which the
                                       Bernstein      as to which    Director
                      Aggregate        Fund Complex,  the Director   is a
Name of Director      Compensation     Including      is a Director  Director
of the Fund           from the Fund    the Fund       or Trustee     or Trustee
-----------           -------------    --------       ----------     ----------

Marc O. Mayer          $0              $0             40              68
Ruth Block             $3,265          $205,550       43              96
David H. Dievler       $3,241          $264,400       47             100
John H. Dobkin         $3,255          $234,550       45              98
William H. Foulk, Jr.  $3,246          $248,650       50             116
Clifford L. Michel     $3,250          $209,550       44              97
Donald J. Robinson     $3,255          $205,347       43              92


            As of January 5, 2004, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

-----------------------------------------------------------------

                       EXPENSES OF THE FUND

-----------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

            During the fiscal year ended October 31, 2003, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,180,194, $445,361, $, $948,153,
$2,093,785 and $403,832, respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period. The Adviser made payments from its own resources as described above aggregating $596,527, $319,589, $443,359, $790,722 and $442,994
for the National, Insured National, New York, California and Insured California Portfolios, respectively.


            During the fiscal year ended October 31, 2003, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,144,856, $360,882, $1,803,198,
$2,689,257 and $340,453, respectively, which constituted approximately 1.0% of the aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described above aggregating $-0-, $180,822, $-0-, $-0- and $215,379 for the
National, Insured National, New York, California and Insured California Portfolios, respectively. For the National, New York and California Portfolios, $281,053, $155,592 and $497,383,
respectively, were used to offset the distribution services fees paid in prior years.


            During the fiscal year ended October 31, 2003, the National, Insured National, New York, California and Insured California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $888,862, $161,490, $555,631, $1,943,812 and $226,247, respectively, which constituted approximately 1.0% of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period. The Adviser made payments from its own resources as described above aggregating $91,649, $82,650, $136,633, $162,620 and $181,636 for
the National, Insured National, New York, California and Insured California Portfolios, respectively.

            Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

National Portfolio
------------------

                         Class A Shares     Class B Shares     Class C Shares
                         (For the Fiscal    (For the Fiscal    (For the Fiscal
                         year ended         year ended         year ended
Category of Expense      October 31, 2003)  October 31, 2003)  October 31, 2003)
-------------------      -----------------  -----------------  -----------------

Advertising/Marketing    $11,334            $3,425             $2,236

Printing and Mailing
ofProspectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders             $122               $150               $68

Compensation to
Underwriters             $285,620           $95,308            $61,631

Compensation to
Dealers                  $1,108,138         $526,317           $835,510

Compensation to Sales
Personnel                $62,726            $30,859            $14,820

Interest, Carrying or
Other Financing
Charges                  $-0-               $105,292           $2,901

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                $308,781           $102,452           $63,345

Totals                   $1,776,721         $863,803           $980,511
                         ==========         ========           ========

Insured National Portfolio
--------------------------

                         Class A Shares     Class B Shares     Class C Shares
                         (For the Fiscal    (For the Fiscal    (For the Fiscal
                         year ended         year ended         year ended
Category of Expense      October 31, 2003)  October 31, 2003)  October 31, 2003)
-------------------      ------------------ -----------------  -----------------

Advertising/Marketing    $6,229             $4,177             $1,082

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders             $183               $87                $32

Compensation to
Underwriters             $158,521           $105,710           $35,174

Compensation to
Dealers                  $418,764           $271,228           $162,979

Compensation to Sales
Personnel                $16,778            $13,300            $7,455

Interest, Carrying or
Other Financing
Charges                  $-0-               $29,881            $945

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                $164,475           $117,321           $36,473

Totals                   $764,950           $541,704           $244,140
                         ========           ========           ========

New York Portfolio
------------------

                         Class A Shares     Class B Shares     Class C Shares
                         (For the Fiscal    (For the Fiscal    (For the Fiscal
                         year ended         year ended         year ended
Category of Expense      October 31, 2003)  October 31, 2003)  October 31, 2003)
-------------------      -----------------  -----------------  -----------------

Advertising/Marketing    $7,991             $6,449             $1,992

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders             $522               $297               $31

Compensation to
Underwriters             $201,715           $167,028           $57,525

Compensation to
Dealers                  $879,211           $1,020,099         $541,030

Compensation to Sales
Personnel                $69,702            $79,443            $28,433

Interest, Carrying or
Other Financing
Charges                  $-0-               $199,190           $2,088

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                $232,371           $175,100           $61,165

Totals                   $1,391,512         $1,647,606         $692,264
                         ==========         ==========         ========

California Portfolio
--------------------

                         Class A Shares     Class B Shares     Class C Shares
                         (For the Fiscal    (For the Fiscal    (For the Fiscal
                         year ended         year ended         year ended
Category of Expense      October 31, 2003)  October 31, 2003)  October 31, 2003)
-------------------      -----------------  -----------------  -----------------

Advertising/Marketing    $13,925            $7,104             $3,859

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders             $1,123             $637               $438

Compensation to
Underwriters             $338,593           $209,270           $98,658

Compensation to
Dealers                  $1,985,839         $1,380,637         $1,831,574

Compensation to Sales
Personnel                $149,399           $97,708            $60,132

Interest, Carrying or
Other Financing
Charges                  $-0-               $286,761           $6,455

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                $395,628           $209,757           $105,316

Totals                   $2,884,507         $2,191,874         $2,106,432
                         ==========         ==========         ==========

Insured California Portfolio
----------------------------

                         Class A Shares     Class B Shares     Class C Shares
                         (For the Fiscal    (For the Fiscal    (For the Fiscal
                         year ended         year ended         year ended
Category of Expense      October 31, 2003)  October 31, 2003)  October 31, 2003)
-------------------      -----------------  -----------------  -----------------

Advertising/Marketing    $6,249             $3,425             $1,747

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders             $12                $130               $52

Compensation to
Underwriters             $146,011           $100,280           $49,853

Compensation to
Dealers                  $484,942           $294,339           $289,624

Compensation to Sales
Personnel                $44,541            $22,015            $13,369

Interest, Carrying or
Other Financing
Charges                  $-0-               $36,047            $1,004

Other (includes
personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                $165,071           $99,596            $52,234

Totals                   $846,826           $555,832           $407,883
                         ========           ========           ========


            Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.


            With respect to Class A shares of the Fund, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABIRM's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B and Class shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.


            Unreimbursed distribution expenses incurred as of October 31, 2003, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

                    Amount of Unreimbursed Distribution Expenses Carried Over
                           (as a percentage of the Class's net assets)
                           -------------------------------------------

                                      Class B                       Class C

National            $4,585,470         (4.5%)     $4,388,629          (5.3%)
Insured National    $3,703,542        (10.8%)     $1,717,991         (12.1%)
California          $9,873,520         (4.2%)     $5,314,634          (3.1%)
Insured California  $3,143,344        (10.7%)     $1,492,349          (6.8%)
New York            $7,849,219         (4.6%)     $2,526,499          (4.8%)


            The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

            In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Agreement continues in effect with respect to each class of a Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for another annual term at their meeting held on July 22-24, 2003.

            In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

            AGIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended October 31, 2003, the Fund paid AGIS $884,119 under the transfer agency agreement.

Code of Ethics
--------------

            The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

-----------------------------------------------------------------

                        PURCHASE OF SHARES

-----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General
-------

            Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of each Portfolio, except the Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"),
(ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.


            Investors may purchase shares of a Portfolio either through selected dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.


            In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.


            Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


            Policy Regarding Excessive or Short Duration Trading. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and AGIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


            o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures,
                  AllianceBernstein Mutual Funds, ABIRM and AGIS may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.


            o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet, may be suspended for such account. AllianceBernstein Mutual Fund accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS, that the account holder did not or will not in the future engage in excessive or short duration trading.


            Limitations on Ability to Detect and Curtail
Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.


Risks Associated with Excessive or Short Duration Trading Generally
-------------------------------------------------------------------


            While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of fund shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.


            In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.


            The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.


            Risks Resulting from Imposition of Account Blocks in Response to Excessive or Short Duration Trading Activity. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.


            The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of a Portfolio's shares, shareholders will not be able to acquire those shares, including through an exchange.


            The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.


            The respective per share net asset values of the various classes of shares of each Portfolio are expected to be substantially the same. However, the per share net asset values of the Class B and Class C shares will generally be slightly lower than the per share net asset values of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.


            The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.


            Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.


            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.


            Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.


            The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.


Alternative Retail Purchase Arrangements
----------------------------------------


            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements:
Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $250,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge or Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value on the effect of different performance assumptions.


            Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.


            During the Fund's fiscal years ended October 31, 2001, 2002 and 2003, the aggregate amounts of underwriting commission payable with respect to shares of the National Portfolio were $1,776,372, $853,478 and $407,830, respectively;
the Insured National Portfolio were $307,777, $196,767 and $89,420, respectively; the New York Portfolio were $2,452,652, $784,785 and $559,436, respectively; the California Portfolio were $4,126,350, $1,707,915 and $1,140,637, respectively; and the
Insured California Portfolio were $1,116,303, $206,200 and $241,737, respectively; of that amount, the Principal Underwriter received the amounts of $101,255, $43,836 and $26,321, respectively, for the National Portfolio; $12,617, $9,922 and $5,532, respectively, for the Insured National Portfolio; $0, $49,085 and $32,928, respectively, for the New York Portfolio; $127,881, $111,516 and $65,853, respectively, for the California Portfolio; and, $7,755, $14,558 and $10,603, respectively, for the Insured California Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal years ended in 2001, 2002 and 2003 the Principal Underwriter received in CDSCs with respect to Class A redemptions $12,543, $39,214 and $16,346, respectively, for the National Portfolio; $10,274, $4,162 and $1,380, respectively, for the Insured National Portfolio; $29,450, $30,995 and $67,038, respectively, for the California Portfolio; $15,623, $46,806 and $2,963, respectively, for the Insured California Portfolio; and $15,189, $16,639 and $11,793, respectively, for the New York Portfolio. During the fiscal years ended in 2001, 2002 and 2003 the Principal Underwriter received in CDSCs with respect to Class B redemptions $124,789, $139,902 and $118,858, respectively, for the National Portfolio; $53,183, $49,885 and $41,187,
respectively, for the Insured National Portfolio; $347,470, $307,229 and $325,390, respectively, for the California Portfolio; $28,695, $41,632 and $62,347, respectively, for the Insured California Portfolio; and $176,533, $264,248 and $259,044, respectively, for the New York Portfolio. During the fiscal years ended in 2001, 2002 and 2003, the Principal Underwriter received in CDSCs with respect to Class C redemptions $6,834, $21,023 and $12,504, respectively, for the National Portfolio; $39,568, $5,834 and $4,318, respectively, for the Insured National Portfolio; $52,791, $59,108 and $45,189, respectively, for the California Portfolio; $10,551, $4,530 and $6,936, respectively, for the Insured California Portfolio; and $6,798, $27,178 and $10,181, respectively, for the New York Portfolio.

Class A Shares
--------------

            The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                                 Sales Charge
                                 ------------

                                                              Discount or
                                                              Commission to
                                             As % of the      Dealers or
Amount                     As % of Net       Public           Agents of up to %
of Purchase                Amount Invested   Offering Price   of Offering Price
-----------                ---------------   --------------   --------------

Less than
   $100,000.............        4.44%            4.25%              4.00%
$100,000 but
   less than
   $250,000.............        3.36             3.25               3.00
$250,000 but
   less than
   $500,000.............        2.30             2.25               2.00
$500,000 but
   less than $1,000,000*        1.78             1.75               1.50

--------
* There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your finanical representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Class C Shares." In determining the CDSC applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the CDSC on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.


            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


            In addition to circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.


            Class A Shares-Sales at Net Asset Value. Each
Portfolio may sell its Class A shares at net asset value (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates;

            (ii) officers and present or former Directors or Trustees of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, Principal Underwriter, AGIS and
                  their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

            (iv) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such broker-dealer or other financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; and

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group
                  Retirement Plans."

Class B Shares
--------------

            Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Proceeds from the CDSC on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the CDSC and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.


            Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

            The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                          Contingent Deferred
                                          Sales Charge as a %
                                          of Dollar Amount
            Year Since Purchase           Subject to Charge
            -------------------           -----------------

            First                               3.0%
            Second                              2.0%
            Third                               1.0%
            Fourth                              None

            In determining the CDSC applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.


            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder,
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below),
(v) sold through programs offered by financial intermediaries and approved by ABIRM, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan.

            Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

            For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.


            Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.


            Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.


            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or
(vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.


Advisor Class Shares
--------------------


            Advisor Class shares of a Portfolio may be purchased and held solely (i) through accounts established under fee-based programs, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Portfolio in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, or Class C shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

            Advisor Class shares may be held solely through the fee-based program accounts above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan or
(ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Portfolio during the calendar month following the month in which the Portfolio is informed of the occurrence of the Conversion Event. The Portfolio will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

            The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------


            The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In order to enable participants investing through group retirement plans to purchase shares of a Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


            Class A Shares. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at net asset value to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at net asset value) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.


            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.


            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.


            Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at net asset value to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.


Sales Charge Reduction Programs
-------------------------------


            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.


            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single or concurrent purchase of shares of a Portfolio or any other AllianceBernstein Mutual Fund by (i) an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
   -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
   -AllianceBernstein Corporate Bond Portfolio
   -AllianceBernstein Quality Bond Portfolio
   -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
   -California Portfolio
   -Insured California Portfolio
   -Insured National Portfolio
   -National Portfolio
   -New York Portfolio
AllianceBernstein Municipal Income Fund II
   -Arizona Portfolio
   -Florida Portfolio
   -Massachusetts Portfolio
   -Michigan Portfolio
   -Minnesota Portfolio
   -New Jersey Portfolio
   -Ohio Portfolio
   -Pennsylvania Portfolio
   -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc.
   -Biotechnology Portfolio
   -Premier Portfolio
   -Technology Portfolio
AllianceBernstein Small Cap Growth Fund, Inc.
AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
   -AllianceBernstein Global Value Fund
   -AllianceBernstein International Value Fund
   -AllianceBernstein Small Cap Value Fund
   -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
   -AllianceBernstein Balanced Wealth Strategy
   -AllianceBernstein Growth Fund
   -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
   -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein Short Duration Portfolio
   -AllianceBernstein Tax-Managed International Portfolio -AllianceBernstein International Portfolio


            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.


            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:


            (i)   the investor's current purchase;

            (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund held by the investor; and

            (iii) the net asset value of all shares described in
                  paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).


            For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.


            Statement of Intention. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention, in which case the 13-month period during which the Statement of Intention is in effect will begin on that date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.


            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).


            The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.


            Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.


            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of such Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.


            Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.


            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.


            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.


Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of the Portfolio.


            Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.


            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.


            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.


            CDSC Waiver for Class B Shares and Class C Shares.
Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.


            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.


            With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

-----------------------------------------------------------------

               REDEMPTION AND REPURCHASE OF SHARES

-----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

            Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after a Portfolio's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.


            To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.


            To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.


            Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

            Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

            The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

            The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

-----------------------------------------------------------------

                       SHAREHOLDER SERVICES

-----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Portfolio through an automatic investment program utilizing "electronic fund transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

            You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.


            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.


            Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS, receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.


            Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.


            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.


            None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or AGIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only
-------------------------------------

Checkwriting
------------

            A new Class A or Class C investor may fill out the Signature Card which is included in the Subscription Application to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

            When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

-----------------------------------------------------------------

                         NET ASSET VALUE

-----------------------------------------------------------------

            The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

            With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

            (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

            (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

            (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

            (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

            (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

            (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

            (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

            (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

            (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

            (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

            With respect to securities for which market quotations are not readily available, the security will be valued at fair value in accordance with policies and procedures adopted by the Board of Directors.

            Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. A Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

            A Portfolio may suspend the determination of its net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

            The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

-----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

General
-------

            Each Portfolio of the Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

            Until the Directors otherwise determine, each income dividend and capital gains distribution, if any, declared by the Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Fund at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

            Capital gains realized by a Portfolio during the Fund's taxable year will be distributed; however the Fund may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

            The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Fund and assumes that each Portfolio of the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

            Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

            For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund are not subject to federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Fund.

            Substantially all of the dividends paid by the Fund are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.


            Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio's investment income is derived from interest rather than dividends, it is expected that for individual shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for individuals in lower tax brackets). Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder's holding period in his or her shares.


            Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

United States Federal Income Taxation of the Portfolios
-------------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

            Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

            Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

            Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios
--------------------------------

            California Portfolio and Insured California
Portfolio. It is anticipated that substantially all of the dividends paid by the California Portfolio and Insured California Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax.

            New York Portfolio. It is anticipated that substantially all of the dividends paid by the New York Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Dividends will be so exempt to the extent that they are exempt from regular federal income tax and attributable to interest from New York municipal securities.

            Distributions of capital gains will be subject to New York State and New York City personal and fiduciary income taxes. Interest on indebtedness incurred to buy or carry shares of the New York Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax.

-----------------------------------------------------------------

               BROKERAGE AND PORTFOLIO TRANSACTIONS

-----------------------------------------------------------------

            Subject to the general supervision of the Directors of the Fund, the Adviser makes the investment decisions and places the orders for portfolio securities for each of the Fund's Portfolios and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund's Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

            The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. In connection with seeking best price and execution, the Fund does not consider sales of Portfolio shares as a factor in the selection of dealers to effect portfolio transactions.


            The Fund may from time to time place orders for the purchase or sale of securities with SCB & Co., an affiliate of the Adviser. In such instances the placement of orders with such broker would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


            During the fiscal years ended October 31, 2001, 2002 and 2003 the National, Insured National, California, Insured
California and New York Portfolios incurred no brokerage commissions.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

Capitalization
--------------

            The Fund is a Maryland corporation organized in 1987.
Effective March 31, 2003, the Fund changed its name from Alliance
Municipal Income Fund, Inc. to AllianceBernstein Municipal Income
Fund, Inc.

            The authorized capital stock of the Fund consists solely of 45,350,000,000 shares of Common Stock having a par value of $.001 per share, of which 9,100,000,000 shares are presently designated for each of the Insured National and National Portfolios and 9,050,000,000 shares are presently designated for each of the California, Insured California and New York Portfolios. Shares issued are fully paid and non-assessable. All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes. Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of the Portfolio represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Portfolios, and additional classes of shares within each Portfolio. If an additional portfolio or class were established in a Portfolio, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolio has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

            The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and Maryland law.

            As of January 5, 2004, there were outstanding 231,925,265 voting shares of common stock of the Fund, including, 36,586,670 Class A shares, 9,654,022 Class B shares and 7,945,121
Class C shares of the National Portfolio; 13,326,522 Class A shares, 3,242,700 Class B shares and 1,369,481 Class C shares of the Insured National Portfolio; 31,001,828 Class A shares, 17,070,106 Class B shares and 5,190,588 Class C shares of the New York Portfolio; 58,080,240 Class A shares, 21,193,973 Class B shares and 15,060,949 Class C shares of the California Portfolio; and 8,666,467 Class A shares, 1,968,217 Class B shares and 1,568,381 Class C shares of the Insured California Portfolio.


            The following is a list of all persons who owned of record or beneficially 5% or more of each class or shares of each Portfolio as of January 5, 2004.

                                   NO. OF SHARES   % OF
NAME AND ADDRESS                   OF CLASS        CLASS
----------------                   -------------   -----

NATIONAL PORTFOLIO
------------------

CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (971N5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            1,974,117     5.40%

CLASS B SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                  503,700     5.22%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97AU5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            1,114,786    11.55%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BE5)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            2,439,139    30.70%

INSURED NATIONAL PORTFOLIO
--------------------------

CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (971N6)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484              899,591     6.75%

CLASS B SHARES:
--------------

Prudential Securities, Inc.
Special Custody Account for
Exclusive Benefit of Customers
ATTN: Surpas Omnibus Dept.
1 New York Plaza
New York, NY 10292-0001                  391,296    12.07%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97AU7)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484              565,929    17.45%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2403                   82,606     6.03%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BE4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484              615,235    44.92%

Catherine L. Burdick TTEE
The Catherine L. Burdick Trust
DTD 3-03-94
4261 N. Rogers Road
Spring Valley, CA  91977-1220             97,986     7.15%

NEW YORK PORTFOLIO
------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                6,460,326    20.84%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (971N8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            1,764,063     5.69%

CLASS B SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                1,589,077     9.31%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97AU8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            1,423,473     8.34%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                  491,487     9.47%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BE8)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486            1,555,075    29.96%

CALIFORNIA PORTFOLIO
--------------------

CLASS A SHARES
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                7,498,792    12.91%

Dean Witter Reynolds
ATTN: Mutual Fund Operations
2 Harborside Plaza 2nd Floor
Jersey City, NJ 07311                  3,321,465     5.72%

MLPF&S for the Sole Benefit of
its Customers
ATTN: Fund Admin (971N7)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            5,636,765     9.71%

CLASS B SHARES:
Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                1,334,143     6.29%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97AU6)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            1,944,012     9.17%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                1,263,982     8.39%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BE6)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484            4,310,646    28.62%

INSURED CALIFORNIA PORTFOLIO
----------------------------

CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                  960,387    11.08%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (974D4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484              776,920     8.96%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97AU4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484              260,533    13.24%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                  400,156    25.51%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin. (97BE7)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486              337,092    21.49%

Dean Witter Reynolds
ATTN: Mutual Fund Opers.
2 Harborside Plaza 2nd Fl.
Jersey City, NJ  07311                    93,356     5.95%

Custodian
---------

            State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

            ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New
York, New York.

Independent Auditors
--------------------

            Ernst & Young LLP, 5 Times Square, New York, New York
10036, has been appointed as independent auditors for the Fund.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

-----------------------------------------------------------------

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

-----------------------------------------------------------------

            The financial statements of AllianceBernstein Municipal Income Fund, Inc. for the fiscal year ended October 31, 2003 and the report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Fund's annual report. The annual report, dated October 31, 2003, was filed on Form N-CSR with the Commission on January 9, 2004. It is available without charge upon request by calling AGIS at (800) 227-4618.

-----------------------------------------------------------------

          APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

-----------------------------------------------------------------

Standard & Poor's Bond Ratings
------------------------------

            A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

            Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

            The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

            Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans
--------------------------

            Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

            S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interests will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

            "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Ratings
International Long-Term Credit Ratings
--------------------------------------

            Investment Grade

            AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

            AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

            BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

            Speculative Grade

            BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

            B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

            DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

            Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch Ratings
International Short-Term Credit Ratings
---------------------------------------

            F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

            F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

            B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

            C - High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

            D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period. A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

            While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

            For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s): Municipal Securities" in the Prospectuses.

-----------------------------------------------------------------

        APPENDIX B: FUTURES CONTRACTS AND RELATED OPTIONS

-----------------------------------------------------------------

Futures Contracts
-----------------

            Each Portfolio may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

            At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

            At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

            Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures
---------------------

            The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

            Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

            The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

            In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts
----------------------------

            Each Portfolio intends to purchase and write options on futures contracts for hedging purposes. The Portfolios have claimed an exclusion from the definition of the term "commodity pool operation" under the Commodity Exchange Act and therefore are not subject to regulation as a Pool Operation under that Act. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

            The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

-----------------------------------------------------------------

                           APPENDIX C:
       OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES

-----------------------------------------------------------------

Options on Municipal and U.S. Government Securities
---------------------------------------------------

            Each Portfolio will only write "covered" put and call options on municipal securities and U.S. Government securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Description of the Portfolios - Description of Additional Investment Practices -- Options on Municipal and U.S. Government Securities."


            The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.


            The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


            Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.


            A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.


            An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.


            Each Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.


            The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of- the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.


            Each Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.


            Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

-----------------------------------------------------------------

                 APPENDIX D: COMMISSION SCHEDULE

-----------------------------------------------------------------


                 AllianceBernstein Equity and Fixed-Income Funds

                                                                Annual Trail(1)
                                                                     (paid
Share Class        Purchase Amount       Charges   Concessions     quarterly)
-----------        ---------------       -------   -----------  ---------------

Class A Shares     $0 to $99,999(2)       4.25%       4.00%        0.25%

                   $100,000 to $249,999   3.25%       3.00%        0.25%

                   $250,000 to $499,999   2.25%       2.00%        0.25%

                   $500,000 to $999,999   1.75%       1.50%        0.25%

                   $1,000,000 or more(3)  0.00%      tiered(4)     0.25%

Class B Shares,
Equity Funds,
AllianceBernstein
Global Strategic
Income Trust and
AllianceBernstein
High Yield Fund    $0 to $250,000(2, 5)   0.00%       4.00%        0.25%

Class B Shares,
Fixed-Income Funds $0 to $250,000(2, 5)   0.00%       3.00%        0.25%

Class C Shares     $0 to $1,000,000(2)    0.00%       1.00%        1.00%

Class R Shares             Any(6)         0.00%       0.00%        0.50%


                       AllianceBernstein Exchange Reserves

                                                                Annual Trail(7)
                                                                     (paid
Share Class        Purchase Amount       Charges   Concessions     quarterly)
-----------        ---------------       -------   -----------  ---------------

Class A Shares             Any            None       None          0.25%

Class B Shares     $0 to $250,000         None       4.00%         0.00%

Class C Shares     $0 to $1,000,000       None       1.00%         0.25%


                                  CDSC Schedule

                       Class B Shares(5)               Class C Shares

                  Equity(8) &                            Equity, Exchange
Years Owned   Exchange Reserves   Fixed-Income(7, 8)  Reserves & Fixed-Income
-----------   -----------------   ------------------  -----------------------
  Year 1            4.00%            3.00%               1.00%
  Year 2            3.00%            2.00%               0.00%
  Year 3            2.00%            1.00%               0.00%
  Year 4            1.00%            0.00%               0.00%
  Year 5            0.00%            0.00%               0.00%

--------

(1) For purchases under $1 million, the .25% trail is effective immediately, payable quarterly. For purchases of $1 million or more on Class A shares, a 1% CDSC will apply for the first year. The .25% annual trail, payable quarterly, will begin in the 13th month. Class C shares 1% annual trail begins in the 13th month. Class R shares .50% trail is effective immediately.

(2) The minimum initial investment amount is $1,000 and the minimum subsequent investment amount is $50.

(3) Class A shares that are received in exchange for AllianceBernstein Fund Class A shares that were not subject to an initial sales charge when originally purchased because the amount purchase was $1,000,000 or more are also subject to a 1% deferred sales charge on redemptions within one year of purchase.

(4) Concessions for purchases of $1 million or more: 1.00% on amounts over $1,000,000 but less than $3,000,000 plus .75% on amounts over $3,000,000 but less than $5,000,000 plus
      .50% on amounts over $5,000,000.

(5) Class B Shares for fixed-income funds, except AllianceBernstein Global Strategic Income Trust and AllianceBernstein High Yield Fund, convert to Class A shares after 6 years. Class B Shares for equity funds and AllianceBernstein Global Strategic Income Trust, AllianceBernstein High Yield Fund and AllianceBernstein Exchange Reserves convert to Class A shares after 8 years.

(6) Class R shares are available only to group retirement plans with plan level assets of at least $1 million but no more than $10 million.

(7) For Class A and B shares of AllianceBernstein Exchange Reserves, the .25% trail is effective immediately. For Class C shares the, .25% trail begins in the 13th month. All trail payments on Class B shares of AllianceBernstein Exchange Reserves, normally .25%, have been indefinitely suspended. In addition, trail payments to accounts that have been identified as engaging in a market timing strategy have also been indefinitely suspended.

(8)   For AllianceBernstein Global Strategic Income Trust and
      AllianceBernstein High Yield Fund, the Equity fund CDSC applies.

                                    PART C
                              OTHER INFORMATION

ITEM 23. Exhibits

     (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

          (2) Articles of Amendment dated and filed September 27, 1988 - Incorporated by reference to Exhibit
               (a)(2) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (3) Articles Supplementary dated December 30, 1992 and filed December 31, 1992 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (4) Articles Supplementary dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (5)  Articles Supplementary dated and filed May 3, 1993
               - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (6) Articles Supplementary dated November 30, 1993 and filed December 2, 1993 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (7) Articles Supplementary dated September 30, 1996 and filed October 2, 1996 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (8) Articles Supplementary dated May 21, 1998 and filed July 6, 1998 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

          (9) Articles of Amendment dated March 19, 2003 and filed on March 20, 2003 - Filed herewith.

     (b) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

     (c)  Not applicable.

     (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to
          Exhibit 5 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.


          (2) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on February 3, 1997.


          (3) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 31 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 2003.

          (4) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.)
               and selected agents making available shares of Registrant-Incorporated by reference to Exhibit
               (e)(4) to Post-Effective Amendment No. 31 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 2003.


     (f)  Not applicable.

     (g) (1) Custodian Contract with State Street Bank and Trust Company as assigned to Registrant by Alliance Tax-Free Income Fund, the predecessor of the Registrant - Incorporated by reference to
               Exhibit 8(a) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

          (2) Assignment to Registrant of the then existing Custodian Agreement between Alliance Tax-Free Income Fund, the predecessor of the Registrant, and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

     (h) (1) Transfer Agency Agreement between Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 30, 1998.

          (2) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-7812 and 811-4791) filed with the Securities and Exchange Commission on January 29, 1999.

     (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

     (j)  Consent of Independent Auditors - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

     (n) Form of Amended and Restated Rule 18f-3 Plan - Filed herewith.


     (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (file Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.


          (2) Code of Ethics for the Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (file Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000.

     Other Exhibits:

           Powers of Attorney for: Marc O. Mayer, Ruth Block,
           David H. Dievler, John H. Dobkin, William H. Foulk,
           Jr., Clifford L. Michel and Donald J. Robinson - Filed herewith.

ITEM 24.  Persons Controlled by or under Common Control with
          Registrant

          None.

ITEM 25.  Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
          Section 4 of the Advisory Agreement filed as Exhibit
          (d) in response to Item 23 of this Registration Statement, as set forth below.

      Section 2-418 of the Maryland General Corporation Law reads as follows:

           "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

     (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

     (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

     (3) "Expenses" include attorney's fees.


     (4) "Official capacity" means the following:

          (i) When used with respect to a director, the office of director in the corporation; and

          (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

          (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

     (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

     (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

           (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

           (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

                    1. Was committed in bad faith; or

                    2. Was the result of active and deliberate dishonesty; or

          (ii) The director actually received an improper personal benefit in money, property, or services; or

          (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

      (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

          (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

     (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

          (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

     (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

          (i) For a proceeding brought to enforce indemnification under this section; or

          (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provided otherwise.

          (c) A director may not be indemnified under subsection
(b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

          (d) Unless limited by the charter:

               (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

               (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                    (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                    (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

          (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

          (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

          (2) Such determination shall be made:

               (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

               (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

               (iii) By the stockholders.

          (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph
(ii) of paragraph (2) of this subsection for selection of such counsel.

          (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

          (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

               (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

               (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

          (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

          (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

          (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

          (i) For purposes of this section:

               (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

               (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

               (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

          (j) Unless limited by the charter:

               (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

               (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

               (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

          (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

               (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

               (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

                         (l) Any indemnification of, or advance
of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

          "EIGHTH: To the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, served or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.

          The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties or obligations thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold AllianceBernstein Investment Research and Management, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investment Research and Management, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect AllianceBernstein Investment Research and Management, Inc. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties thereunder or by reason of reckless disregard of its obligations and duties thereunder.


          The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. which are filed as Exhibits (a), (d), and
(e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  Business and Other Connections of Adviser.

          The descriptions of Alliance Capital Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

          (a) AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.), the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. acts as Principal Underwriter or Distributor for the following investment companies:


               AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Capital Reserves
               AllianceBernstein Disciplined Growth Fund, Inc. AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Dynamic Growth Fund, Inc. AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
               AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Government Reserves
               AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc.
               AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California Municipal Portfolio*
               AllianceBernstein Intermediate Diversified Municipal
               Portfolio*
               AllianceBernstein Intermediate New York Municipal Portfolio* AllianceBernstein International Portfolio*
               AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc. AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II
               AllianceBernstein Municipal Trust
               AllianceBernstein New Europe Fund, Inc.
               AllianceBernstein Premier Growth Fund, Inc.
               AllianceBernstein Real Estate Growth Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Short Duration Portfolio* AllianceBernstein Small Cap Growth Fund, Inc. AllianceBernstein Technology Fund, Inc.
               AllianceBernstein Tax-Managed International Portfolio* AllianceBernstein Utility Income Fund, Inc. AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc. AllianceBernstein Trust
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Portfolios


-------------------------------------------
* This is a retail Portfolio of Sanford C. Bernstein Fund, Inc.
which consists of Class A, B, and C Shares.


     (b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management,
          Inc. (formerly Alliance Fund Distributors, Inc.), the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                               POSITIONS AND                POSITIONS AND
                               OFFICES WITH                 OFFICES WITH
NAME                           UNDERWRITER                  REGISTRANT
----                           -------------                -------------

Marc O. Mayer                  Chairman

David Conine                   Executive Vice President

Richard A. Davies              Executive Vice President &
                               Managing Director

Kurt H. Schoknecht             Executive Vice President

Audie G. Apple                 Senior Vice President

Colin C. Aymond                Senior Vice President

Benji A. Baer                  Senior Vice President

Matthew F. Beaudry             Senior Vice President

Amy I. Belew                   Senior Vice President

John R. Bonczek                Senior Vice President

William W. Collins, Jr.        Senior Vice President

Mark J. Dunbar                 Senior Vice President

John C. Endahl                 Senior Vice President

Andrew L. Gangolf              Senior Vice President        Assistant
                               and Assistant General        Secretary
                               Counsel

Bradley F. Hanson              Senior Vice President

Geoffrey L. Hyde               Senior Vice President

Robert H. Joseph, Jr.          Senior Vice President

George H. Keith                Senior Vice President

Richard D. Keppler             Senior Vice President

Richard E. Khaleel             Senior Vice President

Henry Michael Lesmeister       Senior Vice President

Susan L. Matteson-King         Senior Vice President

Daniel D. McGinley             Senior Vice President

Patrick J. Mullen              Senior Vice President

Joanna D. Murray               Senior Vice President

Daniel A. Notto                Senior Vice President

Jeffrey A. Nye                 Senior Vice President

Peter J. O'Brien               Senior Vice President

John J. O'Connor               Senior Vice President

Catherine N. Peterson          Senior Vice President

John P. Schmidt                Senior Vice President

Stephen C. Scanlon             Senior Vice President

Raymond S. Sclafani            Senior Vice President

Gregory K. Shannahan           Senior Vice President

Scott C. Sipple                Senior Vice President

Peter J. Szabo                 Senior Vice President

Joseph T. Tocyloski            Senior Vice President

David R. Turnbough             Senior Vice President

Craig E. Welch                 Senior Vice President

Richard A. Winge               Senior Vice President

Emilie D. Wrapp                Senior Vice President
                               and Assistant General
                               Counsel

Keith A. Yoho                  Senior Vice President

Patrick E. Ryan                Vice President and
                               Chief Financial Officer

Ricardo Arreola                Vice President

Margaret M. Bagley             Vice President

Peter J. Barber                Vice President

Kenneth F. Barkoff             Vice President

Charles M. Barrett             Vice President

Troy E. Barton                 Vice President

Laura J. Beedy                 Vice President

Gregory P. Best                Vice President

John C. Bianchi                Vice President

Daniel U. Brakewood            Vice President

Robert F. Brendli              Vice President

Alan T. Brum                   Vice President

Kevin T. Cannon                Vice President

John M. Capeci                 Vice President

John P. Chase                  Vice President

Leo H. Cook                    Vice President

Jean A. Coomber                Vice President

Russell R. Corby               Vice President

Dwight P. Cornell              Vice President

Michael R. Crimmins            Vice President

John W. Cronin                 Vice President

Robert J. Cruz                 Vice President

Daniel J. Deckman              Vice President

Sherry V. Delaney              Vice President

Jennifer M. DeLong             Vice President

Faith C. Deutsch               Vice President

Janet B. DiBrita               Vice President

Richard P. Dyson               Vice President

Adam E. Engelhardt             Vice President

Sohaila S. Farsheed            Vice President

John J. Fennessy               Vice President

Mark D. Gersten                Vice President               Treasurer and
                                                            Chief Financial
                                                            Officer
Thomas R. Graffeo              Vice President

Marci Green                    Vice President

Alan Halfenger                 Vice President

Michael S. Hart                Vice President

Jean-Francois Y. Hautemulle    Vice President

George R. Hrabovsky            Vice President

Dinah J. Huntoon               Vice President

Scott Hutton                   Vice President

Anthony D. Ialeggio            Vice President

Theresa Iosca                  Vice President

Oscar J. Isoba                 Vice President

Kumar Jagdeo II                Vice President

Michele C. Eschert Johnson     Vice President

Danielle M. Klaskow            Vice President

Victor Kopelakis               Vice President

Richard D. Kozlowski           Vice President

Daniel W. Krause               Vice President

Robert I. Kurzweil             Vice President

Donna M. Lamback               Vice President

Joseph R. Laspina              Vice President

Laurel E. Linder               Vice President

Armando C. Llanes              Vice President

James M. Liptrot               Vice President

James P. Luisi                 Vice President

Kathryn Austin Masters         Vice President

Michael V. Miller              Vice President

Thomas F. Monnerat             Vice President

Doris T. Ciliberti Muller      Vice President

John F. Multhauf               Vice President

Michael F. Nash, Jr.           Vice President

Jamie A. Nieradka              Vice President

David A. Nitz                  Vice President

Nicole Nolan-Koester           Vice President

Timothy J. O'Connell           Vice President

Richard J. Olszewski           Vice President

Albert Orokos                  Vice President

David D. Paich                 Vice President

Todd P. Patton                 Vice President

Jeffrey R. Petersen            Vice President

Mark A. Pletts                 Vice President

James J. Posch                 Vice President

Carol H. Rappa                 Vice President

Arlene L. Reddington           Vice President

Bruce W. Reitz                 Vice President

James A. Rie                   Vice President

Miguel A. Rozenztroch          Vice President

Karen C. Satterberg            Vice President

Matthew J. Scarlata            Vice President

Eileen B. Sebold               Vice President

Stephanie Seminara             Vice President

Richard J. Sidell              Vice President

Teris A. Sinclair              Vice President

Karen Sirett                   Vice President

Rayandra E. Slonina            Vice President

Bryant B. Smith                Vice President

Jeffrey C. Smith               Vice President

Eileen Stauber                 Vice President

Elizabeth K. Tramo             Vice President

Benjamin H. Travers            Vice President

Keith T. Truex                 Vice President

Marie R. Vogel                 Vice President

Wayne W. Wagner                Vice President

William K. Weese               Vice President

Mark E. Westmoreland           Vice President

Paul C. Wharf                  Vice President

Scott Whitehouse               Vice President

Peter H. Whitlock              Vice President

Matthew Witschel               Vice President

Richard J. Appaluccio          Assistant Vice
                               President

Omar J. Aridi                  Assistant Vice
                               President

Joseph D. Asselta              Assistant Vice
                               President

Andrew Berger                  Assistant Vice
                               President

Gian D. Bernardi               Assistant Vice
                               President

Susan Bieber                   Assistant Vice
                               President

Heath A. Black                 Assistant Vice
                               President

Michael J. Bodnar              Assistant Vice
                               President

Mark S. Burns                  Assistant Vice
                               President

Maria L. Carreras              Assistant Vice
                               President

Judith A. Chin                 Assistant Vice
                               President

Jorge Ciprian                  Assistant Vice
                               President

Jeffrey T. Coghan              Assistant Vice
                               President

Kenneth J. Connors             Assistant Vice
                               President

Michael C. Conrath             Assistant Vice
                               President

Shawn Conroy                   Assistant Vice
                               President

Ralph A. DiMeglio              Assistant Vice
                               President

Joseph T. Dominguez            Assistant Vice
                               President

Bernard J. Eng                 Assistant Vice
                               President

Michael J. Eustic              Assistant Vice
                               President

Efrain Fernandez               Assistant Vice
                               President

Anthony P. Fiore               Assistant Vice
                               President

Michael F. Greco               Assistant Vice
                               President

Kelly P. Guter                 Assistant Vice
                               President

Arthur F. Hoyt, Jr.            Assistant Vice
                               President

David A. Hunt                  Assistant Vice
                               President

Elizabeth E. Keefe             Assistant Vice
                               President

Edward W. Kelly                Assistant Vice
                               President

Thomas J. Khoury               Assistant Vice
                               President

Charles Kim                    Assistant Vice
                               President

Jung M. Kim                    Assistant Vice
                               President

Jeffrey M. Kusterer            Assistant Vice
                               President

Stephen J. Laffey              Assistant Vice
                               President

Gary M. Lang                   Assistant Vice
                               President

Christopher J. Larkin          Assistant Vice
                               President

Evamarie C. Lombardo           Assistant Vice
                               President

Andrew J. Magnus               Assistant Vice
                               President

Daniel K. McGouran             Assistant Vice
                               President

Steven M. Miller               Assistant Vice
                               President

Christina A. Morse             Assistant Vice
                               President and Counsel

Jeffrey D. Mosco               Assistant Vice
                               President

Troy E. Mosconi                Assistant Vice
                               President

Alex E. Pady                   Assistant Vice
                               President

Wandra M. Perry-Hartsfield     Assistant Vice
                               President

Irfan A. Raja                  Assistant Vice
                               President

Rizwan A. Raja                 Assistant Vice
                               President

David J. Riley                 Assistant Vice
                               President

Christopher P. Rodney          Assistant Vice
                               President

Peter V. Romeo                 Assistant Vice
                               President

Jessica M. Rozman              Assistant Vice
                               President

John Scialabba                 Assistant Vice
                               President

Orlando Soler                  Assistant Vice
                               President

Nancy D. Testa                 Assistant Vice
                               President

Richard L. Tocyloski           Assistant Vice
                               President

Kari-Anna Towle                Assistant Vice
                               President

Elsia M. Vasquez               Assistant Vice
                               President

Nina C. Wilkinson              Assistant Vice
                               President

Eric J. Wright                 Assistant Vice
                               President

Maureen E. Yurcisin            Assistant Vice
                               President

Thomas M. Zottner              Assistant Vice
                               President

Mark R. Manley                 Assistant Secretary


     (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


ITEM 29.  Management Services

          Not applicable.

ITEM 30.  Undertakings

                            SIGNATURE

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 30th day of January, 2004.

                        ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.



                                    By:  /s/ Marc O. Mayer
                                         --------------------------
                                             Marc O. Mayer
                                             President



          Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      Signature                     Title                   Date
      ---------                     -----                   ----

      (1)   Principal
            Executive Officer:

      /s/ Marc O. Mayer             President               January 30, 2004
      ----------------------------
          Marc O. Mayer


      (2)   Principal Financial
            and Accounting Officer:

       /s/ Mark D. Gersten          Treasurer               January 30, 2004
       ---------------------------  Chief Financial
           Mark D. Gersten          Officer


      (3)   All of the Directors:

            Marc O. Mayer
            Ruth Block
            David H. Dievler
            John H. Dobkin
            William H. Foulk, Jr.
            Clifford L. Michel
            Donald J. Robinson

      By /s/  Marc O. Mayer                                 January 30, 2004
         -------------------------
              Marc O. Mayer
              Attorney-in-fact



                        Index to Exhibits

Exhibit No.       Description of Exhibits

(a)(9)            Articles of Amendment

(i)               Opinion and Consent of Seward & Kissel LLP

(j)               Consent of Independent Auditors

(n)               Form of Amended and Restated 18f-3 Plan

Other exhibits:   Powers of Attorney




00250.0151 #454051